UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934, as amended
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under ss. 240.14a-12
FIRST COMMUNITY BANCSHARES, INC.

(Name of Registrant as Specified in Its Charter)
Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1	Title of each class of securities to which transaction applies:

2	Aggregate number of securities to which transaction applies:

3	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The filing fee was determined based on

4	Proposed maximum aggregate value of transaction:

5	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1	Amount Previously Paid:

2	Form, Schedule or Registration Statement No.:

3	Filing Party:

4	Date Filed:

First Community Bancshares, Inc.

One Community Place
P. O. Box 989
Bluefield, Virginia 24605-0989

March 15, 2010

Dear Stockholder,

You are invited to attend the 2010 Annual Meeting of Stockholders to be held on Tuesday, April 27, 2010 at Fincastle Country Club, 1000 Country Club Drive, Bluefield, Virginia.

The annual meeting will begin with a report of our operations. This report will be followed by discussion and voting on the matters set forth in the accompanying notice of annual meeting and proxy statement and discussion of other business matters properly brought before the meeting.

If you plan to attend the meeting, please follow the registration instructions on the last page of this proxy statement. An admission ticket, which is required for admission to the meeting, is included as part of your proxy form.

Whether or not you plan to attend, please ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by telephone, by internet, or by completing, signing, dating and returning your proxy form in the enclosed envelope. All persons attending the 2010 Annual Meeting must present an admission ticket and picture identification.

Please follow the advance registration instructions on the back cover of this proxy statement regarding details for use of the admission ticket.

Very truly yours,

William P. Stafford
Chairman of the Board

Notice of 2010
Annual Meeting of Stockholders

April 27, 2010 at 11:30 a.m.
Fincastle Country Club
1000 Country Club Drive
Bluefield, Virginia 24605

March 15, 2010

To the Stockholders:

First Community Bancshares, Inc.’s Annual Meeting of Stockholders will be held at Fincastle Country Club, located at 1000 Country Club Drive, Bluefield, Virginia 24605 at 11:30 a.m. local time on Tuesday, April 27, 2010. Following a report of the Corporation’s banking and related business operations, stockholders will:

•	Vote on the election of three directors to serve as members of the Board of Directors, Class of 2013;

•	Vote on an amendment to the Articles of Incorporation of the Corporation to increase the number of authorized common shares;

•	Vote on ratification of the selection of the independent auditor for 2010;

•	Vote on advisory approval of the Corporation’s executive compensation; and

•	Transact other business that may properly come before the meeting.

Stockholders of record at the close of business on March 1, 2010 will be entitled to vote at the Annual Meeting and any adjournments.

Robert L. Buzzo, Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 27, 2010.

The proxy materials for this Annual Meeting of Stockholders of First Community Bancshares, Inc., including the proxy statement and annual report, are available over the Internet at http: www.fcb.com/proxy.

All persons attending the 2010 Annual Meeting must present an admission ticket and picture identification. Please follow the advance registration instructions on the back cover of this proxy statement regarding details for use of the admission ticket.

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT TO US. YOU MAY VOTE BY THE FOLLOWING METHODS:

1. By telephone: (800) 690-6903 until 11:59 p.m. eastern daylight time on April 26, 2010; or

2. On the internet at http://www.proxyvote.com until 11:59 p.m. eastern daylight time on April 26, 2010; or

3. Complete, sign and return the enclosed proxy as promptly as possible whether or not you plan to attend the meeting. An addressed return envelope is enclosed for your convenience. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

PROXY STATEMENT
First Community Bancshares, Inc.
One Community Place
P.O. Box 989
Bluefield, Virginia 24605

The Board of Directors of First Community Bancshares, Inc. (the “Corporation”, “FCBI”, “First Community”, “we”, “us”, and “our”) solicits the enclosed proxy for use at the Annual Meeting of Stockholders of the Corporation (the “Annual Meeting”), which will be held on Tuesday, April 27, 2010, at 11:30 a.m. local time at Fincastle Country Club, 1000 Country Club Drive, Bluefield, Virginia and at any adjournment thereof.

The expenses of the solicitation of the proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, Proxy Statement and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries for forwarding such documents to beneficial owners, will be paid by the Corporation. In addition to the mailing of the proxy material, solicitation may be made in person, by telephone or by other means by officers, directors or regular employees of the Corporation.

This Proxy Statement and the proxies solicited hereby are being first sent or delivered to stockholders of the Corporation on or about March 15, 2010.

Voting

Shares of common stock (par value $1.00 per share) (“Common Stock”) represented by proxies in the accompanying form, which are properly executed and returned to the Corporation, will be voted at the Annual Meeting in accordance with the stockholder’s instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR ratification of Dixon Hughes PLLC as the Corporation’s independent registered public accountants, and FOR approval, on a non-binding advisory basis, of the Corporation’s named executive officer compensation.

Any stockholder has the power to revoke his proxy at any time before it is voted. A proxy may be revoked at any time prior to its exercise by the filing of written notice of revocation with the Secretary of the Corporation, by delivering to the Corporation a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

The Board of Directors has fixed March 1, 2010 as the record date for stockholders entitled to notice of and to vote at the Annual Meeting. Shares of Common Stock outstanding on the record date are entitled to be voted at the Annual Meeting and the holders of record will have one vote for each share so held in the matters to be voted upon by the stockholders. Each share of Common Stock outstanding as of the record date will be entitled to one vote on each of the proposals set forth in this proxy statement. Treasury shares are not voted. Individual votes of stockholders are kept private, except as appropriate to meet legal requirements. Access to proxies and other individual stockholder voting records is limited to certain employees of First Community and its agents who acknowledge their responsibility to comply with this policy. Stockholders of the Corporation do not have cumulative voting rights. As of the close of business on March 1, 2010, the outstanding shares of the Corporation consisted of 17,765,164 shares of Common Stock and no shares of Preferred Stock.

The presence in person or by proxy of a majority of the shares of the Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions are considered in determining the presence of a quorum. Directors are elected by a plurality of the votes cast at a stockholders’ meeting with a quorum present. The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Corporation. Approval of the amendment to the Articles of Incorporation to increase the authorized common stock requires a majority of the outstanding voting capital stock approve the amendment. Approval of the ratification of the independent registered public accountants requires that the number of votes cast in favor of the proposal exceeds the number of votes cast against. Advisory approval of the Corporation’s executive compensation program requires that the number of votes cast in favor of the proposal exceeds the number of votes cast against. If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your brokerage firm on your vote instruction form. Under the current rules of the New York Stock Exchange, or NYSE, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to only the “discretionary” items discussed above, including the ratification of the independent registered public accountants and the advisory approval of the Corporation’s named executive officer compensation. Abstentions and broker non-votes will have no effect on the ratification of the independent registered public accountants or the advisory approval of the Corporation’s named executive officer (“NEO” or “named executives”) compensation. A “broker non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because it does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Starting this year, the election of directors is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal and those votes will be counted as “broker non-votes”.

You can ensure that your shares are voted at the meeting by submitting your instructions by telephone, by internet, or by completing, signing, dating and returning the enclosed proxy form in the envelope provided. Submitting your proxy by any of these methods will not affect your right to attend and vote in person at the meeting. We encourage stockholders to submit their proxies in advance of the meeting. A Stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the annual meeting, by submitting a subsequent proxy or by notifying the Corporation in writing of such revocation. If your FCBI shares are held for you in a brokerage, bank or other institutional account, you must obtain a proxy from that entity and bring it with you to submit it with your ballot in order to be able to vote your shares at the meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors is comprised of nine directors, including eight non-management directors, currently divided into three classes with staggered terms. All directors have been determined to be independent by the Board of Directors except Mr. Mendez, who is employed by FCBI as President and Chief Executive Officer.

At the 2010 Annual Meeting, the current class of directors is nominated to be elected to office until the 2013 Annual Meeting. All nominees are currently serving on the Corporation’s Board of Directors. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. All nominees named herein have consented to be named and to serve as directors if elected.

No director or executive officer of the Corporation is related to any other director or executive officer of the Corporation by blood, or marriage or adoption, except for Mr. Stafford who is the father of Mr. Stafford, II.

A table of each director and nominee, including his age, term of service, and title, is set forth below. A biography describing each director’s and nominee’s qualifications and business background is set forth below the table. Each nominee has consented to be named to, and to serve as, a director if elected. We do not know of any reason why any nominee would be unable to serve as a director. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may nominate.

Members of the Board of Directors of First Community Bancshares, Inc. are expected to have the appropriate skills and characteristics necessary to function in the Corporation’s current operating environment and contribute to its future direction and strategies. These include legal, financial, management and other relevant skills. In addition, the Corporation looks to achieve a diversified Board, including members with varying experience, age, perspective, residence and background.

		Director of
		Corporation	Class of
Name and Title	Age	Since	Directors

Franklin P. Hall, Director	71	2007	2011
Allen T. Hamner, Director Nominee	68	1994	2010
Richard S. Johnson, Director Nominee	60	2008	2010
I. Norris Kantor, Director	80	1989	2012
John M. Mendez, President, CEO and Director Nominee	55	1994	2010
A. A. Modena, Director	81	1989	2012
Robert E. Perkinson, Jr., Director	62	1994	2011
William P. Stafford, Chairman of the Board	76	1989	2011
William P. Stafford, II, Director	46	1994	2012

NOMINEES FOR THE CLASS OF 2013

Allen T. Hamner, Professor Emeritus of Chemistry at West Virginia Wesleyan College, Buckhannon, West Virginia.

Mr. Hamner is a 1963 graduate of West Virginia Wesleyan College, Buckhannon, West Virginia and a 1969 graduate of Cornell University. Mr. Hamner joined the faculty of West Virginia Wesleyan College in 1969 and retired in 2008.

Mr. Hamner’s relevant experience qualifying him for service as a director includes: twenty-two combined years of service on this Board and on a predecessor bank board and committees thereof; the ability to understand and discuss complex financial issues; ten years of service as a member of the Corporation’s audit committee; former treasurer of two private companies; and valuable business acumen and experience as a general contractor in the development of retail spaces.

Richard S. Johnson, President and Chief Executive Officer, The Wilton Companies, Richmond, Virginia.

Mr. Johnson earned a BS BA degree from the University of Richmond, Richmond, Virginia in 1973, with a concentration in economics and finance, and graduated with a MS degree from Virginia Commonwealth University, Richmond, Virginia in 1977, with a concentration in real estate and urban land development. Mr. Johnson has been the President and Chief Executive Officer of The Wilton Companies, a real estate investment, development, brokerage and management group of companies, since 2002. Prior to joining The Wilton Companies, Mr. Johnson served as President of Southern Financial Corp. of Virginia from 1985 to 2002 and Chairman of the Board of Southern Title Insurance Corporation from 1980 to 1985. Mr. Johnson currently serves as a director of the University of Richmond, Fidelity Group, LLC, City of Richmond Economic Development Authority, the State Fair of Virginia and Grubb & Ellis Apartment REIT. Mr. Johnson previously served as a director of the Children’s Museum of Richmond, Ducks Unlimited, Inc., and Ducks Unlimited Canada.

Mr. Johnson’s relevant experience qualifying him for service as a director includes: long-range planning, various aspects of mortgage underwriting, marketing and mortgage portfolio servicing; chairing the Economic Development Authority of the City of Richmond, Virginia; past service as a director and finance committee member of Ducks Unlimited, Inc. and Ducks Unlimited Canada; state and national offices with Ducks Unlimited, Inc. as assistant treasurer and as a member of the audit subcommittee; Vice Chairman of the State Fair of Virginia and Chairman of the Finance Committee. In addition, Mr. Johnson has extensive experience in real estate acquisition, development, finance and management through his executive experience as President of The Wilton Companies.

John M. Mendez, President and Chief Executive Officer, First Community Bancshares, Inc., Bluefield, Virginia.

Mr. Mendez attended Marshall University from 1973 to 1975 and graduated from Concord University in May 1978 with a BS in Business Administration with a concentration in Accounting. Mr. Mendez earned his certification as a Certified Public Accountant in 1981. Mr. Mendez joined First Community Bank, N.A. in 1985. Prior to serving as President and Chief Executive Officer of First Community Bancshares, Inc., Mr. Mendez served in the positions of Chief Financial Officer and Chief Administrative Officer. Mr. Mendez served as Audit Manager of Brown, Edwards & Co., CPA’s from 1978 to 1985. Mr. Mendez serves on the Concord University Board of Governors. He previously served as a director for the Community Foundation of the Virginias, the West Virginia Bankers Association, Virginia Bankers Association, and Princeton Community Hospital.

Mr. Mendez’ relevant experience qualifying him for service as a director includes: history as a practicing CPA at regional public accounting firm; external audit experience for a variety of businesses with emphasis in the banking sector while engaged in public accounting; familiarity with bank regulations and bank and parent regulatory examination process; writing, communicating and enforcing company, bank and subsidiary policies; success in negotiating and integrating acquired businesses in the execution of a variety of mergers and acquisitions; past service on a variety of boards and audit committees including a 211-bed community hospital; long term service as CFO of a publicly-traded company; and the variety of offices held with increasing management responsibilities during twenty-five years in management of a publicly-traded financial services company.

Your Board recommends a vote FOR the nominees set forth above.

CONTINUING INCUMBENT DIRECTORS

Franklin P. Hall, Retired Commissioner, Virginia Department of Alcoholic Beverage Control, Senior Partner, Hall & Hall, PLC, Richmond, Virginia.

Mr. Hall is a 1961 graduate of Lynchburg College, Lynchburg, Virginia, with a BS degree in Mathematics and Business Administration. Mr. Hall also graduated from The American University, Washington, DC, with an MBA degree in 1964 and The American University Law School with a Juris Doctorate degree in 1966. Mr. Hall currently serves as Senior Partner in the Hall and Hall Family Law Firm in Midlothian, Virginia where he has practiced law since 1969. He served as a Delegate in the Virginia General Assembly from 1976 to 2009, and Minority Leader, Virginia House of Delegates from 2002 to 2008. He is a former Chairman of the Board of the Commonwealth Bank in Richmond, Virginia. Mr. Hall has served on the Greater Richmond Chamber of Commerce Foundation Board since 2004. He also has served as a Commissioner for the Virginia Alcohol Beverage Commission.

Mr. Hall’s relevant experience qualifying him for service as a director includes: a wide range of business and legal knowledge gained during an active forty-one year law practice; his MBA degree; twenty-five years of service on boards of financial service organizations; thirty years of overseeing the budget for the Common Wealth of Virginia; service as senior member of the Joint Legislative Audit and Review Commission for the Virginia General Assembly; and service as Chair of the House Appropriations Subcommittee on Compensation.

I. Norris Kantor, Of Counsel, Katz, Kantor & Perkins, Bluefield, West Virginia.

Mr. Kantor received a BA degree in 1953 from the Virginia Military Institute and received a Juris Doctor degree in 1956 from the College of Law at West Virginia University. Mr. Kantor has practiced law for more than fifty years and is currently Of Counsel with the law firm of Katz, Kantor & Perkins, Attorneys-at-Law. He served as a Judge Advocate USAF from 1956 to 1958. Mr. Kantor is a director of Mercer Realty Inc., a real estate management company, and Gomolco, Inc., a real estate holding company. Mr. Kantor currently serves as a member of the board of directors of the following organizations: Bluefield State College Foundation, Secretary of Bluefield State College Research and Development Corp., past President of New River Parkway Authority, the Bluefield Development Authority, and President and Board Member of the Downtown Health and Wellness Center, Inc.

Mr. Kantor’s relevant experience qualifying him for service as a director include: a wide range of legal and business experience gained during his more than fifty years as a practicing attorney; his legal work in issuing numerous utility bonds and refunding of utility bond issues; his ability to understand complex business, legal and financial topics; and twenty years of service as a board member of financial service organizations.

A. A. Modena, Retired Executive Vice President and Secretary of First Community Bancshares, Inc.

Mr. Modena received a BS degree in Business Administration from Virginia Tech in 1949, a LLB degree from W & L University Law School in 1954, and is a 1961 graduate of the Stonier Graduate School of Banking at Rutgers University. Mr. Modena has been a member of the Virginia State Bar since 1954. Mr. Modena was previously employed by The Flat Top National Bank of Bluefield serving as Vice President & Trust Officer from 1960 to 1969, Senior Vice President & Trust Officer from 1969 to 1976, Executive Vice President and Trust Officer from 1976 to 1993, and President and Chief Executive Officer from 1993 to his retirement in 1994. Mr. Modena served as Executive Vice President of Flat Top Bankshares, Inc. from 1983 to 1990 and Executive Vice President and Secretary of FCFT, Inc. from 1990 to 1994. Mr. Modena’s past banking activities with the West Virginia Bankers Association included serving as Chairman and Member of the Board of Directors, Past Chairman of Group V and Past President of the Trust Division. In the past five years, Mr. Modena has served as a Member of the Faculty Merit Foundation of West Virginia, Inc., Trustee of United Company Investment Fund, Bristol, Virginia, Board of Trustees of Bluefield College, and Board of Directors of Mission West Virginia.

Mr. Modena’s relevant experience qualifying him for service as a director includes: a broad range of management and customer service experience in trust and commercial banking for more than fifty years; his legal education; investment experience including formation, management and liquidation of common trust funds; longstanding service as a member of a variety of boards of directors for banks, this Corporation, health service organizations, churches, a wealth management firm and statewide bankers’ association; and his knowledge of bank operations and other financial regulations.

Robert E. Perkinson, Jr., Former Vice President-Operations of MAPCO Coal and Alliance Coal Co., Inc., Bluefield, Virginia.

Mr. Perkinson received a BS degree in Civil Engineering — Construction Option in 1969 and a Professional degree in Soil Mechanics and Foundation Energy in 1970 from North Carolina State University. Prior to Mr. Perkinson’s employment with MAPCO Coal, he was employed as Vice President — Operations of South Atlantic Coal Co. and worked for J. A. Jones Construction in Charlotte, North Carolina. Upon leaving the employment of MAPCO Coal, Mr. Perkinson served as Acting Executive Director of the Bluefield Sanitary Board for the City of Bluefield from 2007 to 2009 and Mayor of the City of Bluefield, West Virginia. Mr. Perkinson currently serves as Chairman of the Board of Bluefield Regional Medical Center and serves as a member of the Board of Governors of Bluefield State College.

Mr. Perkinson’s relevant experience qualifying him for service as a director includes: previous service as member of senior management for various companies in the coal industry; experience in municipal government, including service as executive director of a municipal sanitary board; and service as board chairman for a non-profit regional medical center coupled with approximately twenty years of bank board service.

William P. Stafford, President, Princeton Machinery Service, Inc., a machinery manufacturing and repair company.

Mr. Stafford is a graduate of the United States Naval Ordinance Laboratory and U.S. Naval Gun Factory. He currently serves as the Chairman of the Board of First Community Bancshares, Inc., and Vice Chairman of the Board of First Community Bank, N. A. He serves as President and Director of the H. P. and Anne S. Hunnicutt Foundation, Inc., and Melrose Enterprises, Ltd., and as a Member of Stafford Farms, LLC. In addition to his current service as President of Princeton Machinery Service, Inc., a machinery manufacturing and repair company, Mr. Stafford previously served as its General Manager. Mr. Stafford also previously served as Member of the West Virginia Legislature, a Director of the West Virginia Division of Natural Resources, a Member of the Mercer County West Virginia Economic Development Authority, and a Member of the Mercer County West Virginia Airport Authority.

Mr. Stafford’s relevant experience qualifying him for service as a director includes: owner and president of a successful machinery manufacturing and repair business; owner and president of several other successful businesses; a director and president of a charitable foundation; extensive familiarity with the history and operation of the Corporation and its predecessor banks; participation and leadership in a wide variety of community and civic organizations; previous experience in elected state and local government offices, and more than twenty years of board service for a publicly traded financial services company.

William P. Stafford, II, Attorney, Brewster, Morhous, Cameron, Caruth, Moore, Kersey & Stafford, PLLC.

Mr. Stafford is a graduate of Virginia Polytechnic Institute State University, Blacksburg, Virginia, and holds a Bachelor of Science degree in Mechanical Engineering. He received his Juris Doctorate, cum laude, from the Washington & Lee University School of Law, Lexington, Virginia. Mr. Stafford practices as a member of his firm primarily in the areas of commercial transactions, banking, creditor’s rights, creditor bankruptcy, and trusts and estates. Mr. Stafford serves as Director and Corporate Secretary of the H. P. and Anne S. Hunnicutt Foundation, Inc., Princeton Machinery Service, Inc., and Melrose Enterprises, Ltd. He is a member of Stafford Farms, LLC, Vermillion Development, LLC, and Walnut Hill, LLC. Mr. Stafford is a partner in Legal Realty, A Partnership. Mr. Stafford previously served as a member of the West Virginia Infrastructure and Jobs Development Council. Mr. Stafford previously served as a council member and Mayor of the City of Princeton, West Virginia. Mr. Stafford has served, and continues to serve, on numerous civic and community service boards and commissions.

Mr. Stafford’s relevant experience qualifying him for service as a director includes: a broad range of regulatory, business, legal and banking related issues encountered in the practice of law; extensive state and municipal government service; extensive civic and community service; and more than fifteen years of board service for the Corporation.

Director Qualifications and Experience.  The following table identifies the experience, qualifications, attributes and skills that the Board considered in making its decision to appoint and nominate directors to the Board. This information supplements the biographical information provided above. The vertical axis displays the primary factors reviewed by the Governance and Nominating Committee in evaluating a board candidate.

	Hall	Hamner	Kantor	Johnson	Mendez	Modena	Perkinson, Jr.	Stafford	Stafford, II

Experience, Qualifications, Skill or Attribute
Professional standing in chosen field	X	X	X	X	X	X	X	X	X
Expertise in financial services or related industry	X	X	X	X	X	X	X	X	X
Audit Committee Financial Expert (actual or potential)		X		X	X
Civic and community involvement	X	X	X	X	X	X	X	X	X
Other public company experience (current or past)						X	X
Leadership and team building skills	X	X	X	X	X	X	X	X	X
Diversity of experience, professions, skills, geographic representation and backgrounds	X	X	X	X	X	X	X	X	X
Specific skills/knowledge:
- finance	X	X	X	X	X	X	X	X	X
- technology		X			X		X		X
- marketing				X	X	X	X
- public affairs	X	X	X	X	X	X	X	X	X
- HR	X		X	X	X	X	X		X
- governance	X	X	X	X	X	X	X	X	X

NON-DIRECTOR EXECUTIVE OFFICERS

Executive officers who are not directors of the Corporation, including their title, age and date they became an officer of the Corporation is set forth in the chart below, which is followed by a brief biography describing each executive officer’s business experience.

		Executive of
Name and Title	Age	Corporation Since

David. D. Brown, V., Chief Financial Officer	35	2006
Robert L. Buzzo, Vice-President and Secretary, President and Director of First Community Bank, N.A.	59	2000
E. Stephen Lilly, Chief Operating Officer	51	2000
Gary R. Mills, Chief Credit Officer	42	2007

Robert L. Buzzo, Vice President and Secretary of the Corporation, President and Director of First Community Bank, N.A., a wholly-owned subsidiary of the Corporation.

Mr. Buzzo had been President and a Director of First Community Bank, N. A. since June 2000, and Vice- President and Secretary of the Corporation since June 2000. From October 1994 until June 2000, Mr. Buzzo was the Chief Executive Officer of First Community Bank — Bluefield, a division of First Community Bank, N. A. Prior to 1994, Mr. Buzzo held other leadership positions within the Corporation since he joined the bank in 1973.

Stephen Lilly, Chief Operating Officer

Mr. Lilly has been Chief Operating Officer of the Corporation and Senior Vice President and Chief Operating Officer of First Community Bank, N. A. since June 2000. Mr. Lilly has been employed by the Corporation since 1997.

David D. Brown, V, Chief Financial Officer

Mr. Brown has been Chief Financial Officer of the Corporation and Senior Vice President — Finance of First Community Bank, N.A. since May 2006. Mr. Brown served as Financial Reporting Coordinator of the Corporation from April 2005 to May 2006. Prior to joining the Corporation, Mr. Brown was a Corporate Auditor and Audit Manager of United Bankshares, Inc. from September 1999 to April 2005.

Gary R. Mills, Chief Credit Officer

Mr. Mills has been Chief Credit Officer of the Corporation since 2007, and has worked in Credit Administration since 2005. Mr. Mills has been employed by the Corporation since 1998.

CORPORATE GOVERNANCE

Corporate Governance Guidelines.  The Board of Directors’ Governance and Nominating Committee has enacted guidelines to determine director independence and qualifications for directors. The Governance and Nominating Committee Charter is published at the Corporation’s website under the “Governance Documents” tab of the “Corporate Profile” at www.fcbresource.com. This section of the website makes available all of First Community’s governance materials, including various Board committee charters, which are available in print to any Stockholder upon request. The Board regularly reviews corporate governance developments and considers modifications to its governance charter to clarify and augment the Board’s processes, including those relating to risk oversight.

The Board’s Role in Risk Oversight.  We believe that each member of our Board of Directors in his or her fiduciary capacity has a responsibility to monitor and manage risks faced by the Corporation. At a minimum, this requires the members of our Board of Directors to be actively engaged in board discussions, review materials provided to them, and know when it is appropriate to request further information from management and/or engage the assistance of outside advisors. Furthermore, because the banking industry is highly regulated, certain risks to the Corporation are monitored by the Board of Directors and the Audit Committee through its review of the Corporation’s compliance with regulations set forth by its regulatory authorities, including the FDIC and recommendations contained in regulatory examinations.

Because we believe risk oversight is a responsibility for each member of the Board of Directors, we do not concentrate the Board’s responsibility for risk oversight in a single committee. Instead, each of our committees concentrates on specific risks for which they have an expertise, and each committee is required to regularly report to the Board of Directors on its findings. For example, the audit committee regularly monitors the Corporation’s exposure to certain investment risks, such as the effect of interest rate or liquidity changes, the Corporation’s exposure to certain reputational risks by establishing and evaluating the effectiveness of company programs to report and monitor fraud and by monitoring the Corporation’s internal controls over financial reporting. Our compensation committee’s role in monitoring the risks related to our compensation structure is discussed in further detail below.

Director Independence.  First Community currently has eight independent directors out of nine. The Board has satisfied, and expects to continue to satisfy, its objective that at least a majority of the Board should consist of independent directors. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with First Community. The Board has established guidelines to assist it in determining director independence (see Appendix A to this Proxy Statement), which conform to the independence requirements of the NASDAQ Stock Exchange listing standards. In addition to applying these guidelines, the Board will consider all relevant facts and circumstances in making an independence determination.

In the course of the Board’s determination regarding independence, it considers any transactions, relationships and arrangements as required by the corporation’s independence guidelines. In addition, with respect to all directors, the Board considered the amount of First Community’s discretionary charitable contributions to charitable organizations where any of the directors serves as an officer, director or trustee, and determined that First Community’s contributions to each of the charitable organizations constituted less than the greater of $200,000 or five percent of the charitable organization’s annual consolidated gross revenues during the applicable organization’s last completed fiscal year.

All members of the Audit Committee, Compensation and Retirement Committee, and Governance and Nominating Committee must be independent directors as defined by NASDAQ. Members of the Audit Committee also must satisfy a separate Securities and Exchange Commission (“SEC”) independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from First Community or its subsidiaries other than their directors’ compensation.

Director Candidates, Qualifications and Diversity.  In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Governance and Nominating Committee will consider a number of criteria, including, without limitation, the candidate’s integrity, business acumen, age, experience, commitment, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Governance and Nominating Committee believes diversity should be considered in the director identification and nomination process. The Governance and Nominating Committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Corporation believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Board Leadership Structure.  We separate the roles of CEO and Chairman of the Board in recognition of the differences between the two roles. The CEO is responsible for setting the strategic direction for the Corporation and the day to day leadership and performance of the Corporation, while the Chairman of the Board provides guidance to the CEO and sets the agenda for Board meetings and presides over meetings of the full Board.

Standards of Conduct.  All directors, officers and employees of First Community must act ethically at all times and in accordance with the policies comprising First Community’s Standards of Conduct (“Code”), which is published at First Community’s website www.fcbresource.com and available in print to any Stockholder upon request. A waiver of any Standard of Conduct can only be considered by the Board of Directors and may be granted only for just cause in an instance where the underlying ethical objective will not be violated. No waivers were granted to any director or officer during 2009. Amendments to the code will be published on the Corporation’s website, as required by SEC rules. If an actual or potential conflict of interest arises for a director, the director must promptly inform the Board.

Communicating Concerns to Directors.  The Audit Committee and the non-management directors have established procedures to enable any employee who has a concern about First Community’s conduct, policies, accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Board through an email or written notification directed to the Chairman of the Audit Committee. Such communications may be confidential or anonymous. A notification explaining how to submit any such communications is provided to all employees at each location of the Corporation and its affiliated businesses and is provided to employees in the employee handbook. The status of any outstanding concern is reported to the non-management directors of the Board periodically by the Chairman of the Audit Committee.

Stockholder Communications.  Stockholders may communicate with all or any member of the Board of Directors by addressing correspondence to the “Board of Directors” or to the individual director and addressing such communication to Robert L. Buzzo, Secretary, First Community Bancshares, Inc., P. O. Box 989, Bluefield, Virginia 24605-0989. All communications so addressed will be forwarded to the Chairman of the Board of Directors (in case of correspondence addressed to the “Board of Directors”) or to the individual director without exception.

The Board of Directors and Board Meetings

The Board held nine (9) regular meetings and four (4) special meetings in 2009. No member attended fewer than 75% of the Board meetings and committee meetings on which the member sits. Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of the director’s duties and to attend all regularly scheduled Board, committee, and Stockholder meetings. It is the Board’s policy that the directors should attend our Annual Meeting of Stockholders absent exceptional circumstances. All current directors attended the 2009 Annual Meeting except Chairman Stafford, who was excused for medical reasons.

Board Committees

The Board of Directors has adopted written charters for its four standing committees: the Audit Committee, the Executive Committee, the Governance and Nominating Committee, and the Compensation and Retirement Committee (the “CRC”). Except for the Executive Committee charter, a current copy of each of the committee charters is available for review and print on our website at www.fcbresource.com.

Audit Committee.

The members of the Audit Committee are directors Perkinson, who chairs the committee, Hall, Hamner and Johnson. The Board has determined that Mr. Johnson is the “audit committee financial expert”. The Audit Committee is primarily concerned with the integrity of the Corporation’s financial statements, the Corporation’s compliance with legal and regulatory requirements, the independence and qualifications of the independent auditor and the performance of the Corporation’s internal audit function and independent auditor. Its duties include: (1) selection and oversight of the independent auditor; (2) review of the scope of the audit to be conducted by them, as well as the results of their audit; (3) oversight of our financial reporting activities, including our annual report, and the accounting standards and principles followed; (4) discussion with management of its risk assessment and management policies, including risk relating to the financial statements and financial reporting process and key credit risks, liquidity risks, market risks and the steps taken by management to monitor and mitigate such risks; (5) approval of audit and non-audit services provided to the corporation by the independent auditor; (6) review of the organization and scope of our internal audit function and our disclosure and internal controls; and (7) oversight of the Corporation’s compliance program. The Audit Committee held eleven (11) meetings during 2009. The committee’s report is on page 29.

Executive Committee.

The members of the Executive Committee are directors Stafford, who chairs the committee, Hamner, Kantor, Mendez, Modena, Perkinson and Stafford, II. Except for Mr. Mendez, each member of the Executive Committee is independent. The Executive Committee held one (1) meeting during 2009. The committee, subject to the supervision and control of the Board of Directors, has been delegated substantially all of the powers of the Board to act between meetings of the Board, except for certain matters reserved to the full Board by law.

Compensation and Retirement Committee.

The members of the CRC are directors Stafford, II, who chairs the committee, Hamner and Modena. This committee’s primary responsibilities include: (1) establishing, reviewing and providing recommendations to the full Board regarding CEO compensation and reviewing and overseeing other senior executive compensation, (2) monitoring management resources, structure, succession planning, development and selection processes and the performance of key executives, (3) reviewing incentive compensation arrangements to ensure that incentive pay does not encourage unnecessary risk, (4) reviewing and discussing, at least annually, the relationship between risk management policies and practices, corporate strategy and senior executive compensation, and (5) reviewing director compensation and benefits. This committee also administers all incentive and stock option plans for the benefit of such officers and directors eligible to participate in such plans. The Compensation and Retirement Committee held four (4) meetings in 2009. The committee’s report is on page 18.

Compensation and Retirement Committee Interlocks and Insider Participation.

None of the members of the Compensation and Retirement Committee is or was formerly an officer or employee of our Corporation or any of its subsidiaries, nor did any members have a relationship with us that is disclosable as a “Related-Person Transaction” as defined by the SEC. In addition, none of our executive officers served on any compensation committee or any board of directors of another company, of which any of our Board members was also an executive officer.

Governance and Nominating Committee.

The members of the Governance and Nominating Committee are directors Modena, who chairs the committee, Hamner and Kantor. The committee’s responsibilities include the selection of director nominees for Board service and the development and review of Governance Guidelines. The committee also (1) oversees the annual self-evaluations of the Board, as well as director performance and Board dynamics; (2) makes recommendations to the Board concerning the structure and membership of the Board committees; and (3) reviews, approves and ratifies transactions with related persons required to be disclosed under SEC rules. This committee held two (2) meetings in 2009.

The committee will consider all Stockholder recommendations for candidates for the Board, which should be sent to the Governance and Nominating Committee, c/o Robert L. Buzzo, Secretary of First Community Bancshares, Inc., P. O. Box 989, Bluefield, Virginia 24605-0989. We believe that directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long term interests of the stockholders. We strive to have a Board representing diverse experience with respect to policy making decisions in business, government, education and technology, and in areas that are relevant to the corporation’s overall business activities.

The committee also considers candidates recommended by current directors, company officers, employees and others. The committee evaluates all nominees for directors in the same manner and typically bases its initial review on any written materials submitted with respect to the candidate.

Meetings of Non-management Directors.

The non-management directors met without any management directors or employees present two times last year. Mr. Stafford served as chair of these meetings.

COMPENSATION DISCUSSION AND ANALYSIS

This section provides an overview and explanation of the material information relevant to understanding the objectives, policies and philosophy underlying the Corporation’s compensation programs for executives and of the general design philosophy of the Corporation’s compensation policies and practices for employees included in any incentive compensation program. To assist you in understanding certain disclosures that we are required to provide in this section, which we refer to as the “CD&A”, we provide information relating to executive and director compensation in a series of tables and accompanying narrative.

2009 Compensation of Executive Officers

We believe it is in the Corporation’s best interests to maintain consistency in our compensation philosophy and implementation, but we also believe discretion should be used in times of prosperity as well as times when either the Corporation or the overall economy, or both, are performing below expectations. With this in mind, we believe it is appropriate for some components of compensation to remain level or decline during periods of economic downturn, including periods of reduced earnings and declining stock prices, as was the case in 2008 and 2009.

The CRC and management evaluated and established 2009 executive compensation in the context of the Corporation’s 2008 performance and the current economy coupled with a universal awareness of the current focus placed on executive compensation. While we believe that the compensation of our executive officers has consistently been balanced and fair, we felt the need to take a conservative approach in 2009 and refrained from payment of increases in executive base salary, with one exception, and awarded neither short nor long term incentives to the executives during 2009.

Specifically, we decided to compensate the named executives for 2009 as follows:

•	Mr. Mendez proposed, and the CRC agreed, that the executive officers would receive no salary adjustments and no bonuses for 2009, with the exception of a salary adjustment for the CFO. The CRC accepted Mr. Mendez’ proposal as appropriate, acknowledging that while the Corporation continued to show strong core operational performance, this performance was negated by an underperforming investment portfolio, which negatively impacted the Corporation’s stock price. The result of these actions maintained the cash compensation paid to Mr. Mendez for 2009 equal to that of 2008.

•	Messrs. Buzzo, Lilly and Mills also received neither salary adjustments nor bonuses. As noted above, Mr. Brown received a salary adjustment, but no bonus.

•	No long term incentive awards were granted to any of the named executives or to any other executive officer employed by the Corporation in 2009 and, other than to Mr. Brown, no such awards have been made to any of the other named executives since 2003.

Consistent with past practice, going forward we will continue to use discretion coupled with a goals-driven formula to compensate executives. We will not adopt incentives that promote risky behavior for near term rewards. Although we made no incentive awards in 2009, ordinarily, we attempt to use the equity portion of our compensation program to reward behavior that produces steady, long term performance. We believe executive compensation should reflect and be driven by the Corporation’s long- term operating performance and relative stock value compared with similarly situated publicly traded, regional financial services companies.

Considerations Used to Determine Chief Executive Officer Compensation for 2009

At the beginning of each year, Mr. Mendez develops objectives necessary for the Corporation to be successful. Mr. Mendez presents these objectives to the CRC for its consideration in determining how Mr. Mendez’ performance will be evaluated. These objectives are determined in most part from the Corporation’s annual financial and budget planning sessions, during which the Corporation’s growth opportunities are analyzed and goals and objectives are established for the upcoming year. These goals and objectives include both objective financial metrics and qualitative strategic and operational considerations that are evaluated subjectively, without any formal weighting assigned. The CRC and Mr. Mendez use this process to focus on factors they believe create long term stockholder value. The CRC discusses with Mr. Mendez its considerations regarding Mr. Mendez’ own compensation. During this process, Mr. Mendez solicits input from our Vice President of Human Resources. Mr. Mendez does not participate in the final determination of his own compensation.

In determining Mr. Mendez’ compensation for 2009, the CRC considered the Corporation performance and also considered Mr. Mendez’ individual performance in 2008.

Although Mr. Mendez did not meet all of the goals and objectives established by the CRC for 2008, the CRC believes that he performed well given the challenging circumstances of the overall economy, particularly in the financial services sector. Financial goals were set before the bulk of the decline in the Corporation’s investment portfolio, which was attributed in large part to significant declines in market values in pooled trust preferred and collateralized mortgage obligations (“CMOs”). The decline in the pooled trust preferred securities was associated with the underperformance and in some cases the failure of underlying banks, which had originally issued into these investment grade securities. Whole loan CMOs also experienced market value diminution due to homeowners’ inability to pay their mortgages as a result of the effects of the recession. Both the pooled trust preferred and the whole loan CMOs were rated as “investment grade” at the time of investment. The Corporation’s banking subsidiary produced continued positive, although decreased, core earnings, and the insurance agency and wealth management subsidiaries performed at or beyond expectations for 2009. Unlike other regional banks, the

Corporation was able to continue to pay cash dividends. Net interest margin and efficiency continue to compare favorably to those of other financial services companies.

Beyond financial goals, the CRC expected Mr. Mendez to continue to search for suitable candidates for banking mergers and acquisitions within the Corporation’s footprint; to lead the Corporation’s strategic planning process; and to retain the Corporation’s management team. These goals were all satisfactorily met during 2008.

Through the Corporation’s public offering, Mr. Mendez was instrumental in helping the Corporation maintain its well-capitalized balance sheet while attracting additional, respected institutional investors. The public offering made possible the accelerated repayment of TARP funds in less than eight months from issue, plus provided funding for continued expansion of the corporation. Mr. Mendez also successfully completed a desired acquisition to supplement the Corporation’s banking presence in the Winston-Salem, North Carolina market, in line with the Corporation’s strategic plan. In addition, Mr. Mendez led the management team and the Board through an update of the Corporation’s strategic plan.

Mr. Mendez has been the Corporation’s CEO since 2000 and has been employed by the Corporation since 1985. He also serves on the Corporation’s Board of Directors. Under his leadership, the Corporation has transformed itself from a community bank into a regional financial services company. The Corporation’s income has been diversified through its acquisition of and continued additions to its insurance agency, Greenpoint Insurance. Despite the difficult economic times in 2009, the Corporation was able to return $4.6 million to common stockholders through dividends and repurchased $167,000 in Treasury shares. As an indication of his alignment with stockholders, Mr. Mendez is the direct and indirect owner of 22,686 shares of the Corporation’s common stock. Mr. Mendez proposed and the CRC agreed that he would receive no bonus or salary increase in 2009. Mr. Mendez proposed these actions because he believed they were appropriate in the current environment. Mr. Mendez was not granted any long term non-cash compensation in 2009 and has received no long term stock based compensation since 2003. His base salary was last increased in 2008.

Determining Compensation for Our Other Named Executives in 2009

The CRC works in conjunction with Mr. Mendez to establish the base and incentive compensation of other named executive officers. Our goal is to achieve a balance of incentives that retain a qualified group of senior managers and ensure that the Corporation remains competitive over the long term.

Each of the other named executives is a leader of an individual business or function of the Corporation. As part of the executive management team, they report directly to Mr. Mendez, who develops the objectives that each individual is expected to achieve, and against which their performance is assessed. Similar to Mr. Mendez, these objectives are reviewed with the CRC and are derived largely from the Corporation’s financial, budget and strategic planning processes.

Like Mr. Mendez, the other executives have objectives that include both quantitative financial measurements and qualitative strategic and operational considerations affecting the Corporation and the businesses or function that the named executives lead. Mr. Mendez assesses each named executive officer’s individual performance against the objectives, the Corporation’s overall performance and the performance of the executives’ business or function. Mr. Mendez then makes a compensation recommendation to the CRC for each named executive. The named executives do not play a role in the determination of their compensation except for their discussion with Mr. Mendez regarding their individual performance against predetermined objectives.

David D. Brown, V.   Mr. Brown has served as our Chief Financial Officer since 2006. Since he joined the Corporation in 2005, he has assumed increased responsibilities within the accounting and finance function. As the leader of the Corporation’s finance function, Mr. Brown’s financial objectives, focused on the overall performance of the Corporation similar to Mr. Mendez’. Mr. Brown’s strategic and operational goals included organizing the Corporation’s public offering, providing operational support to achieve financial goals and to strengthen the finance function, while maintaining a strong controllership function and improving regulatory relationships.

During a very challenging economic environment, Mr. Brown’s leadership was crucial to strengthening the Corporation’s liquidity position. He led new and returning staff to enhance the budgeting process and strengthened the finance function. Based upon Mr. Mendez’ recommendation and the assessment of the CRC, Mr. Brown received a salary increase of $10,000 and was awarded a long term non-cash incentive of 500 shares of common stock in 2009. Mr. Brown received a similar increase in base salary and long term equity incentive in 2008.

Robert L. Buzzo.   Mr. Buzzo has been President and a member of the bank executive team since 2000 and has held other leadership positions since he joined the bank in 1973. Mr. Buzzo’s goals and objectives for 2008 included both bank as well as company goals and objectives, including increasing bank assets, non-interest income, net income and earnings per share, increasing revenues of non-bank affiliates, plus an ongoing focus on managing risk and improving customer service.

Although Mr. Buzzo did not meet all of the financial goals established for him for 2008, he adapted to the increasingly negative economic conditions that emerged after establishment of his goals. In spite of the dire national economic trends and material losses realized in the investment portfolio, the core bank earnings (exclusive of securities impairments) and insurance subsidiary’s earnings totaled $16.9 million for 2009 or $1.14 per diluted common share. Mr. Mendez proposed and the CRC approved that Mr. Buzzo receive no bonus or salary adjustment in 2009. Mr. Mendez proposed these actions because he believed they were appropriate in the current environment.

E. Stephen Lilly.  Mr. Lilly has served as our Chief Operating Officer since 2000 and has been employed by the Corporation since 1997. His direct reports include the Chief Risk Officer, the Director of Information Technology, the Marketing Director, Vice-President of Cash Management and Treasury Services, Vice-President of Operations, the officer in charge of secondary market lending, and the Vice-President of Branch Administration. Mr. Lilly’s operational goals and objectives for the bank and the Corporation included analysis of the core operating system, improvement of the bank’s array of treasury services, upgrading the bank’s internet banking service, and integration of acquired businesses.

Mr. Lilly’s leadership was important in helping the Corporation through the current financial downturn. He provided viable solutions to operational issues and his guidance was critical in helping the Corporation continue its operations in a safe and efficient manner. Consistent with Mr. Mendez’ recommendation and CRC’s approval, Mr. Lilly’s base salary remained unchanged and received no bonus or salary increase in 2009.

Gary R. Mills.  Mr. Mills has served as our Chief Credit Officer since 2007 and has been employed by the Corporation since 1998. He is responsible for overseeing and maintaining the Corporation’s $1.3 billion loan portfolio, including maintaining an adequate loan loss reserve, compliance with federal and state lending regulations, managing a staff of forty with seven direct reports, working with regulators and internal and external auditors and participation in presentations to analysts and investors.

Mr. Mills’ strategic and operational goals in 2008 included preservation of high credit quality in the loan portfolio, amending and restating loan policy, managing large loan workouts and performing loan portfolio due diligence associated with bank mergers and acquisitions. Although Mr. Mills was unable to meet all of the objectives established for 2008, his diligent efforts allowed the Corporation to maintain its exceptional credit quality, especially when compared to peers, despite serious challenges faced by financial services companies. Mr. Mendez proposed and CRC approved that Mr. Mills receive no bonus or salary increase in 2009.

FCBI Compensation Philosophy

The goal of our executive compensation program is to retain and reward officers who create long term value for our stockholders. This overriding objective affects all elements of our compensation program. Our compensation program rewards continued financial and operating performance coupled with strong leadership. Our intent is to align the executives’ long term interests with those of our stockholders and to motivate the executive team to continue with the Corporation for long productive careers.

Considerations Used to Determine Compensation Program

Below is a summary of important considerations by the CRC affecting compensation for the named executives. For 2009, the CRC performed its evaluation of compensation in light of the Corporation’s performance, the current economic recession, and the prevailing public sentiments and concern regarding executive compensation.

Emphasis on Reliable and Relative Performance.  Our compensation program provides pay opportunities for those executives demonstrating superior performance for sustained periods of time. Each of our named executives has served the Corporation for many years and each has held diverse positions with growing levels of responsibility. Relative compensation reflects previous contributions and anticipated future contributions to the Corporation’s long term success. In evaluating sustained performance, we also give weight to the relative performance of each executive in his particular industry segment or function.

Emphasizing consistent, long term performance impacts annual discretionary cash bonus and any equity incentive compensation. After assessing each named executive’s past performance, and expected future contribution, as well as the performance of the business or function the executive leads, the CRC uses its judgment in determining the amount of bonus or equity award, if any. We consider the current year as well as past and expected performance in our compensation decisions. This long term view has the effect of moderating compensation levels and annual adjustments and awards.

Importance of Corporation Results.  CRC places substantial weight on the named executive’s contribution to the Corporation’s overall financial success, as opposed to limiting its focus strictly to an individual business or function. The CRC is of the opinion that the named executives share the responsibility of supporting the Corporation’s overriding goals and objectives as part of the management team.

Judgment versus Formula Driven.  The CRC does not use formulas in determining the level or mix of compensation. We evaluate a wide range of quantitative and qualitative factors, which include consistency in reaching financial and growth targets, the ability to perform in both good and challenging economic times, a history of integrity, evidence that the executive uses good judgment and his ability to lead and create future value for the Corporation.

Risk Considerations in Our Compensation Program.  The CRC views the Corporation’s compensation program with a long term focus. The greatest amount of compensation can be achieved over long periods of time through sustained excellent performance. Larger amounts of compensation are typically to be deferred or can only be realized upon retirement. We believe this will provide a strong incentive to manage the Corporation for the long term with a clear message to avoid excessive risk in the near term. We establish goals and objectives with a mix of quantitative and qualitative performance elements in order to avoid excessive weight on one performance measure. The CRC also attempts to balance the various elements of compensation among base salary (current cash payments), deferred cash payments and equity awards. The CRC maintains full discretion to adjust compensation based upon improved performance and adherence to company values.

As a result of the Corporation’s participation in the TARP Capital Purchase Program for a portion of 2009, the CRC was required to review the incentive compensation arrangements of the Corporation’s named executive officers with the Corporation’s senior risk officer to ensure that their incentive compensation arrangements do not encourage them to take unnecessary and excessive risks that threaten the value of the Corporation. Even though not expressly required, the CRC Committee also reviewed the compensation arrangements of the Corporation’s other top executives. The CRC concluded that it does not believe that the Corporation’s compensation policies and practices encourages excessive or inappropriate risk taking and instead encourage behaviors that support sustainable long term value creation. In reaching this conclusion, the CRC considered the various metrics and elements of the compensation program. For instance, the CRC does not use highly leveraged, short-term incentives that drive high risk investments at the expense of long term company value. Rather, the Corporation’s annual incentive compensation is based on balanced performance metrics that promote disciplined progress towards longer-term goals.

Future Compensation Opportunity.  The CRC’s intentions are to provide a mix of different compensation elements. We consider current compensation versus long term compensation and cash versus equity elements. We view cash payments as reflective of current or recent performance and stock payments as a means to encourage long term behavior and as a means to retain executives. CRC believes that each named executive should have a portion of his compensation at risk based on how well the Corporation operates and how well its stock performs in the long run.

Beginning in 2010, the CRC has begun a more intensive review of the relationship between risk management and incentive compensation to ensure that incentive compensation does not encourage unnecessary and excessive risks. The CRC also reviews the relationship between risk management policies and practices, overall company strategy and executive compensation.

Use of Compensation Consultants.  Neither the CRC nor FCBI used a compensation consultant in 2009, or at anytime prior thereto, for any purpose including providing assistance in determining the amount or form of senior executive or director compensation. Recently, because of the enhanced level of regulation and scrutiny on executive compensation, the CRC has sought input from Mathews, Young — Management Consulting (“Mathews Young”) regarding the 2010 incentive compensation plan for non-executive employees of the Corporation, which plan was designed by our Human Resources Department. CRC and the Corporation understands that Mathews Young is the independent consultant of the CRC. The CRC and the Corporation will not use the same consultant. In regard to benchmark data, the CRC considers executive compensation at other similar sized and situated financial service companies as only one of numerous factors in setting pay. The CRC does not target a specific percentile within this group of perceived peers and uses the comparative data only as reference tool after determining the types and amounts of compensation based upon its own evaluation.

Employment Agreements.  Our named executives have employment agreements, which include change of control protection for the executives and non-compete and non-solicitation requirements for the protection of the Corporation. The employment agreements with Messrs. Mendez, Buzzo and Lilly were amended and restated as of December 16, 2008 to comply with Section 409A of the Internal Revenue Code and initial employment agreements were entered into with Messrs. Brown and Mills. We describe all of these agreements in more detail below.

The amended and restated employment agreement (“agreement”) with Mr. Mendez had an initial term of three years and provided that beginning on the commencement of the employment period under the agreement and on each succeeding January 1st the term of the Agreement will automatically be extended an additional three years, unless the Corporation or Mr. Mendez gives notice that the employment term will not thereafter be extended.

Under the agreement, Mr. Mendez’ initial annual base salary was $392,902 as of January 1, 2009; Mr. Mendez’ current base salary remains at $392,902. The Corporation may terminate Mr. Mendez’ employment at any time for “Cause” (as defined in the agreement) without further obligation owed to Mr. Mendez. If the Corporation terminates Mr. Mendez’ employment for any reason other than for “Cause” or if he terminates his employment for “Good Reason” (as defined in the agreement), the Corporation will generally be obligated to continue to provide compensation and benefits specified in the agreement for the balance of the term of the agreement but not less than thirty (30) months following the date of termination. Upon the termination of his employment, Mr. Mendez will be subject to non-competition and non-solicitation restrictions.

If Mr. Mendez dies while employed by the Corporation, the Corporation will pay his estate through the end of the month in which his death occurs. If Mr. Mendez’ employment is terminated as a result of permanent disability as determined pursuant to the agreement, then the Corporation has the right to terminate his employment before the end of the applicable term.

In the event that there is a change of control of the Corporation and Mr. Mendez’ employment is terminated by the Corporation or he chooses to terminate his employment within two (2) years after such change of control, the Corporation will pay Mr. Mendez severance pay in the form of a lump sum payment of 2.99 times his base salary then in effect on the date of termination.

The Corporation also entered into amended and restated employment agreements with Messrs. Buzzo and Lilly as of December 16, 2008, again to effectuate compliance with Section 409A; these agreements contain substantially similar terms and are modeled after Mr. Mendez’ agreement. These agreements supersede and replace the employment agreements for Messrs. Buzzo and Lilly entered into in 2002. Each agreement has an initial term of three years, and, similar to Mr. Mendez’ agreement, each is renewed for an additional three year term each January 1st unless the Corporation or the individual executive gives notice that the employment term will not be extended.

Similar to Mr. Mendez’ agreement, in the event that there is a change of control of the Corporation and Messrs. Buzzo’s or Lilly’s employment is terminated by the Corporation or either chooses to terminate his employment within two (2) years of such change of control, the Corporation will pay that executive severance pay in the form of a lump sum payment of 2.99 times his base salary then in effect on the date of termination.

The Corporation also entered initial employment agreements with Messrs. Brown and Mills as of December 16, 2008. These agreements contain substantially similar terms and are modeled after Mr. Mendez’ agreement. Each agreement has an initial term of two years, and is renewed for an additional two-year term each January 1st unless the Corporation or the individual executive gives notice that the employment term will not be extended. Each agreement provides for a lump sum payment of two (2) times base salary in the event of a change of control coupled with terminated employment either without cause by the Corporation or by the executive for “Good Reason” (as defined in the agreement).

Compensation Elements Used to Achieve Corporation’s Goals

We use the compensation elements discussed below as the means to reward, retain and align executives’ interests with the long term interests of the Corporation and stockholders.

Base Salary and Bonus.  The amount of base salary for each named executive depends upon the scope of the executive’s duties, his or her individual performance and length of service, and his or her leadership ability. Current salary impacts our decisions regarding salary adjustments relevant to peers (within and outside this company). Base salaries are reviewed annually. For each named executive officer, the CRC may award discretionary cash bonuses during the first quarter of each year based upon the previous year’s performance based upon the evaluation by CRC and the CEO (except the CEO does not participate in his own bonus determination).

Stock Options and Restricted Stock Awards.  The Corporation’s equity incentive program is designed to recognize responsibility, reward excellent performance, retain named executives, and align their interests with those of our stockholders. The CRC has used stock options and stock awards sparingly and determined that no such awards were merited in 2009 due the inability of the Corporation to attain its performance goals and objectives in an admittedly difficult economic cycle.

Prior to 2009, non-statutory stock options totaling 332,750 in five installments, each vesting over a seven- year period, were awarded under the 1999 Stock Option Plan (“1999 Plan”). All stock options granted pursuant to the 1999 Plan were fully vested as of the end of 2009. Vested stock options granted pursuant to the 1999 Plan are exercisable up to a period of five years after the date of the grantee’s retirement (provided retirement occurs at or after age 62), disability, or death. If employment is terminated other than by retirement at or after age 62, disability, or death, vested options must be exercised within 90 days after the effective date of termination. An option not exercised within such period will be deemed cancelled. All vested but unexercised options under the 1999 Plan are “out of the money” and have no intrinsic value to the named executive officers.

The 2004 Omnibus Stock Option Plan (“2004 Plan”) was adopted by the Board of Directors in January 2004 and approved by the stockholders at the 2004 Annual Meeting. 200,000 shares of common stock were reserved for future issuance pursuant to the 2004 Plan. Grants of incentive stock options and non-qualified stock options under the 2004 Plan generally become vested so that 25% of the award vests as of the date of the grant and 25% vests on each one year anniversary thereafter, so that 100% of such awards is vested as of the third anniversary of the date of grant. No grants were awarded in 2009 to any named executive officer. All vested but unexercised grants under the 2004 Plan are “out of the money” and have no intrinsic value. The 2003 acquisition of The CommonWealth Bank added additional stock options for 120,155 shares of common stock (124,380 shares adjusted by the merger conversion factor of .9015 and the 10% stock dividend in 2003). These options included awards to employees and directors and were issued by The CommonWealth Bank in 12 grants beginning in 1994 and ending in 2002 with adjusted exercise prices ranging from $4.75 to $17.40. The 2009 acquisition of TriStone Community Bank added additional stock options for 148,764 shares of Common Stock. These options included awards to employees and directors and were issued by TriStone Community Bank. Options from these two acquired plans are fully vested and are exercisable for up to ten years following the grant date. At December 31, 2009, 5,436 option shares were outstanding and exercisable under the former CommonWealth Plan and 148,764 option shares were outstanding and exercisable under the former TriStone Plan.

Mr. Brown and Mr. Mills have been granted options and/or restricted stock awards under the 2004 Plan. Mr. Brown has previously been the recipient of awards under the 2004 Plan totaling 1,500 shares of stock and a total of 11,000 options. Mr. Mills has 5,000 options. Options are subject to forfeiture if the executive terminates employment prior to a vesting date. Unexercised vested options are also subject to forfeiture if not exercised within 90 days of early retirement or termination of employment.

All stock options under both the 1999 and 2004 Plans have exercise prices not less than fair market value of the common stock on the date of each grant. Stock options under the 1999 Plan vest ratably over seven years, while stock options and restricted stock awards under the 2004 Plan vest ratably over three to four years as recommended by the Board of Directors. The 1999 and 2004 Plans prohibit discounted stock options, reloading of stock options, and stock option repricing. The Corporation does not provide loans to the named executives for purposes of exercising options. The average number of options granted over the past three years as a percentage of basic shares outstanding was less than 1%. Historically, the named executives have not been subject to stock ownership guidelines.

Deferred Compensation.  The Corporation offers a qualified defined contribution plan known as the KSOP to most of its employees. However, the named executives are unable to fully participate in the KSOP due to certain restrictions on their deferrals based upon annual testing limits imposed by the Internal Revenue Code. The Corporation provides a non-qualified deferred compensation plan discussed in more detail elsewhere in this proxy statement and referred to as the WRAP plan as a mechanism to allow highly compensated participants to defer a portion of their compensation that cannot otherwise be deferred under the Corporation’s qualified plan. The plan is intended to promote retention by providing a long term savings vehicle on a tax efficient basis.

Pension Plans.  The Corporation provides a defined retirement benefit to the named executives and others pursuant to separate agreements, each of which is known as a “Supplemental Executive Retention Plan” (“SERP”). The plan is unfunded and designed to provide a benefit to be paid at age 62, normal retirement age in the SERP. The benefit is targeted at 35% of final compensation projected at an assumed 3% salary progression rate, and subject to an annual benefit limit of $80,000. Vesting under the plan is on a graded schedule as follows: 25% vesting after 5 years of service under the plan; 50% vesting after 10 years of service under the plan; 75% vesting after 15 years of service under the plan; plus an additional 5% vesting for each year of service beyond 15 years under the plan, with full vesting after 20 years of service from plan inception or reaching age 62, whichever occurs first.

In connection with the SERP, the Corporation entered into Life Insurance Endorsement Method Split Dollar Agreements with Messrs. Mendez, Buzzo and Lilly. Under these agreements, the Corporation shares 80% of death benefits (after recovery of cash surrender value) with the designated beneficiaries of the executives under life insurance contracts. The Corporation, as owner of the policies, retains a 20% interest in life proceeds after reimbursement to the Corporation of retirement benefits paid and a 100% interest in the cash surrender value of the policies.

Compensation and Retirement Committee Report

The Compensation and Retirement Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Corporation’s Annual Report on Form 10-K for 2009 and the Corporation’s 2010 proxy statement. This report is provided by the following independent directors, who comprise the Committee:

William P. Stafford, II (Chairman)
Allen T. Hamner
A. A. Modena

2009 SUMMARY COMPENSATION TABLE

								Change in
				Aggregate				Pension
				Date Fair				Value and
				Value of			Non-	Non-
				Stock Awards			Equity	Qualified
				and Option			Incentive	Deferred	All
				Awards			Plan	Compen-	Other
Name of Individual/				Granted	Stock	Option	Compen-	sation	Compen-
Capacities Served	Year	Salary	Bonus	in 2009	Awards(1)	Awards(1)	sation(4)	Earnings(3)	sation(2)	Total

John M. Mendez	2009	$392,902	$—	$—	N/A	N/A	N/A	$152,922	$49,552	$595,376
President & Chief	2008	392,902	—	N/A	—	27,603	N/A	124,433	44,526	589,464
Executive Officer	2007	382,200	75,000	N/A	—	36,234	N/A	39,219	49,049	581,702
David D. Brown	2009	145,000	—	6,100	N/A	N/A	N/A	5,388	20,184	176,672
Chief Financial Officer	2008	135,000	—	N/A	17,500	23,946	N/A	10,303	18,249	204,998
	2007	110,000	40,000	N/A	17,465	24,820	N/A	N/A	13,759	206,044
Robert L. Buzzo	2009	217,800	—	—	N/A	N/A	N/A	45,112	44,564	307,476
Vice President and	2008	217,800	—	N/A	—	14,805	N/A	187,770	42,021	462,396
Secretary	2007	213,000	20,000	N/A	—	19,433	N/A	51,370	40,889	344,692
E. Stephen Lilly	2009	235,000	—	—	N/A	N/A	N/A	22,696	44,955	302,651
Chief Operating Officer	2008	235,000	—	N/A	—	14,777	N/A	10,367	32,094	292,238
	2007	218,000	50,000	N/A	—	19,390	N/A	16,942	37,157	341,489
Gary R. Mills	2009	172,000	—	—	N/A	N/A	N/A	10,504	20,024	202,528
Chief Credit Officer	2008	172,000	—	N/A	—	10,277	N/A	56,672	18,213	257,162
	2007	160,000	35,000	N/A	—	16,606	N/A	N/A	22,797	234,403

(1)	Reflects grant date fair value of current vesting of awards.

(2)	These items are detailed in the following table entitled, “Summary of All Other Compensation”.

(3)	The amounts reported represent the difference between the vested liability balance at the end of 2009 and 2008.

(4)	The Company currently has no non-equity incentive compensation plan.

2009 ALL OTHER COMPENSATION

We provide our named executives with additional benefits as shown in the “All Other Compensation” column of the 2009 “Summary Compensation Table” shown above, that we believe are reasonable, competitive and in line with the Corporation’s overall executive program. We provide additional detail of those benefits in the table below.

		Total
		Retirement
		Plan	Total	Split Dollar	Executive
		Matching	KSOP	Life	Life
Name of Individual	Year	Contribution(1)	Contribution	Insurance(2)	Insurance(3)	Perquisites(4)	Total

John M. Mendez	2009	$21,970	$—	$3,097	$11,905	$12,580	$49,552
	2008	20,500	—	2,793	8,095	13,138	44,526
	2007	15,000	12,972	784	7,393	12,900	49,049
David D. Brown	2009	8,924	—	—	1,080	10,180	20,184
	2008	6,973	—	—	538	10,738	18,249
	2007	2,115	2,805	—	618	8,221	13,759
Robert L. Buzzo	2009	19,480	—	4,339	8,345	12,400	44,564
	2008	18,496	—	4,206	6,361	12,958	42,021
	2007	14,184	7,092	953	5,940	12,720	40,889
E. Stephen Lilly	2009	26,621	—	1,160	4,594	12,580	44,955
	2008	15,500	—	1,083	3,251	12,260	32,094
	2007	13,684	7,242	350	2,981	12,900	37,157
Gary R. Mills	2009	12,633	—	—	1,391	6,000	20,024
	2008	11,287	—	—	926	6,000	18,213
	2007	10,560	5,280	—	957	6,000	22,797

(1)	Includes $5,320 for correction to 2008 matching contribution for Mr. Lilly.

(2)	Imputed income on Company funded premiums or split dollar plan.

(3)	Company funded premium on executive life program.

(4)	Perquisites consist of country club dues and/or automobile allowance in each instance.

2009 Other Benefits

The Corporation provides other perquisites and personal benefits that the Corporation and the CRC believe are reasonable and consistent with its overall compensation program to better enable the Corporation to attract and retain superior employees for key positions. The CRC periodically reviews the levels of perquisites and other personal benefits provided to the named executives. Perquisites include the following:

Use of Aircraft — The Corporation’s banking subsidiary holds a fractional interest in a private aircraft through its ownership interest (20%) in a LLC. The aircraft is used by the Corporation for travel throughout the subsidiary bank’s branch network, which spans four states, by the named executives, members of the Board and other employees. The Corporation has determined that the aircraft is an efficient use of both capital and personnel time and significantly enhances productivity of key personnel. Personal use of the aircraft is prohibited.

Corporate Automobiles/Allowance — In lieu of company vehicles, Messrs. Mendez, Buzzo and Lilly were each provided an annual automobile allowance of $8,400; Mr. Brown and Mr. Mills were provided $6,000 as an auto allowance. Automobile allowances provide a cost effective means of compensation for business travel and shift the burden of maintenance costs to the executive. Taxable auto allowances also avoid time and cost associated with documentation of business and personal use of Corporate vehicles.

Country Club Dues — The Corporation advanced country club dues on behalf of Messrs. Mendez ($4,180), Buzzo ($4,000), Lilly ($4,180) and Brown ($4,180) as an added perquisite commensurate with job performance, level of responsibility and as a means to provide the named executives comparable benefits to those available at other similarly located and like-sized companies. The Corporation considers the payment of country club dues to be an appropriate part of the overall compensation packages in order to provide an appropriate setting for the named executives to conduct business on behalf of the Corporation, to socialize with other business and community leaders and to entertain the Corporation’s business customers and prospects. All costs associated with personal use of a country club by the named executive or family members are borne by the individual named executive and not the Corporation.

2009 GRANTS OF PLAN-BASED AWARDS

The following table provides information about equity awards granted (if any) to the named executives in 2009: (1) the grant date, (2) estimated future payouts under equity incentive plan awards, (3) the number of shares underlying all other stock awards, (4) all other awards, (5) the exercise price of the stock option awards, which reflects the closing price of company stock on the date of the grant and (6) the grant date fair value of each equity award computed under FASB ASC Topic 718 (formerly SFAS 123R).

All Other
		Estimated Future	All Other Stock	Awards: Number	Exercise or
		Payouts Under	Awards: Number	of Securities	Base Price	Full Grant
	Grant	Equity Incentive	of Shares of	Underlying	of Option	Date Fair
Name of Executive	Date	Plan Awards	Stock or Units	Options	Awards	Value

John M. Mendez	N/A	N/A	N/A	N/A	N/A	N/A
David D. Brown	N/A	N/A	N/A	N/A	N/A	N/A
Robert L. Buzzo	N/A	N/A	N/A	N/A	N/A	N/A
E. Stephen Lilly	N/A	N/A	N/A	N/A	N/A	N/A
Gary R. Mills	N/A	N/A	N/A	N/A	N/A	N/A

2009 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table includes information on the current holdings of stock option and stock awards by the named executives. This table includes unexercised and unvested option awards, and vesting conditions that were not satisfied as of December 31, 2009. Each equity grant is shown separately for each named executive. The vesting schedule for each outstanding award is shown following this table, based on the grant date.

	Option Awards					Stock Awards
								Equity Incentive
								Plan Awards
			Equity						Market or
			Incentive					Number	Payout
			Plan					of	Value of
			Awards:				Market	Unearned	Unearned
			Number			Number	Value of	Shares,	Shares,
			of			of Shares	Shares or	Units or	Units or
			Securities			or Units	Units of	Other	Other
	Number of		Underlying			of Stock	Stock	Rights	Rights
	Securities Underlying		Unexercised	Option	Option	That Have	That Have	That Have	That Have
	Unexercised Options		Unearned	Exercise	Expiration	Not	Not	Not	Not
Name	Exercisable	Unexercisable	Options	Price	Date	Vested	Vested	Vested	Vested

John M. Mendez	12,092	—	—	$19.80	2/3/2022	—	$—	—	$—
	—	—		16.00	2/3/2022
	2,015	—		13.94	2/3/2022
	14,108	—		24.65	2/3/2022
	14,108	—		29.15	2/3/2022
David D. Brown	—	—	—			—	—	—	—
	7,500	2,500		35.00	10/24/2016
Robert L. Buzzo	7,566	—	—	19.80	3/30/2017	—	—	—	—
	7,566	—		16.00	3/30/2017
	5,404	—		13.94	3/30/2017
	7,566	—		24.65	3/30/2017
	7,565	—		29.15	3/30/2017
E. Stephen Lilly	7,551	—	—	19.80	6/26/2025	—	—	—	—
	2,156	—		13.94	6/26/2025
	7,550	—		24.65	6/26/2025
	7,550	—		29.15	6/26/2025
Gary R. Mills	233	—	—	13.94	2/5/2035	—	—	—	—
	865	—		24.65	2/5/2035
	3,025	—		29.15	2/5/2035
	5,000	—		32.50	6/28/2015

2009 OPTION EXERCISES AND STOCK VESTED

The following table provides information for the named executives on (1) stock option awards exercised during 2009, including the number of shares acquired upon exercise and the value realized at such time, and (2) the number of shares acquired upon the vesting of stock awards and the value realized at such time, before the payment of any applicable withholding tax and brokerage commissions.

	Option Awards		Stock Awards
	Shares		Shares
	Acquired on	Value	Acquired on	Value
Name	Exercise	Realized	Vesting	Realized

John M. Mendez	—	$—	—	$—
David D. Brown	—	—	500	6,100
Robert L. Buzzo	—	—	—	—
E. Stephen Lilly	—	—	—	—
Gary R. Mills	—	—	—	—

2009 PENSION BENEFITS

The table below sets forth the details on pension benefits for the named executives under the following plan:

The FCBI Executive SERP.  The FCBI SERP is unfunded and not qualified for tax purposes. Refer to page 18 of this proxy statement for a more detailed discussion of the SERP and to Footnote 10 to the Consolidated Financial Statements in the Annual Report on Form 10-K for the year ended December 31, 2009 for discussion of the methodologies and assumptions underlying the projected SERP benefits.

		Number of Years	Present Value of	Payments During
Name	Plan Name	Credited Service	Accumulated Benefit	Last Fiscal Year

John M. Mendez	SERP	24	$559,745	$—
David D. Brown	SERP	4	15,691	—
Robert L. Buzzo	SERP	36	582,329	—
E. Stephen Lilly	SERP	11	162,111	—
Gary R. Mills	SERP	10	67,176	—

2009 NONQUALIFIED DEFERRED COMPENSATION

Deferral of Salary.  Any employee otherwise ineligible to fully participate in the qualified retirement plan (KSOP) and who meet the Internal Revenue Code definition of being “highly compensated”, including the named executives, have historically been eligible to elect to defer up to 75% of their compensation to the FCBI 401(k) WRAP plan. Deferrals to this plan are invested as directed by each participant and are matched at the discretion of the Board of Directors in conjunction with and subject to limits established each year by the Board of Directors for elective deferrals to the KSOP. The Board of Directors authorized a match of 100% of up to 8% of participant salary for 2009 when deferred under the 401(k) plan. The table below provides detail regarding nonqualified deferred compensation of the named executives, which for 2009 included only the deferral of a portion of salaries to the 401(k) WRAP plan. Balances previously deferred by the named executives to a second non-qualified plan, known as the “Deferred Compensation Plan”, have been combined with the 401(k) WRAP deferrals and reported in a single table below:

	Executive	Company	Aggregate
	Contributions	Contributions	Earnings	Aggregate	Aggregate
	in Last	in Last	in Last	Withdrawals/	Balance at Last
Name	Fiscal Year(1)	Fiscal Year(1)	Fiscal Year	Distributions	Fiscal Year-End

John M. Mendez	$8,335	$3,570	$1,791	N/A	$185,307
David D. Brown	—	—	—	N/A	—
Robert L. Buzzo	9,339	1,080	24,856	N/A	100,861
E. Stephen Lilly	—	8,221	4,507	N/A	79,360
Gary R. Mills	601	—	(8,001)	N/A	45,490

(1)	The amounts reported under “Executive Contributions” are included in each NEO’s amount under the “Salary” column in the “Summary Compensation Table”. The amounts reported under “Company Contributions” are included in each NEO’s amount under the “All Other Compensation” column in the “Summary Compensation Table”. The Company contributions reflected in the above table are reflective of amounts deferred by the executives in the prior plan year, but matched by the Company in the subsequent year. The Company does not match Executive Contributions to the Deferred Compensation Plan.

POTENTIAL PAYMENTS UPON TERMINATION

The information below describes the compensation that would become payable under existing plans and agreements based on the executive’s actual termination of employment coupled with the assumption that the named executive’s employment had terminated on December 31, 2009, given the named executive’s compensation, years of service and a presumed age of sixty-two (62).

These benefits are in addition to benefits generally available to other non-executive officers, who are salaried employees, such as distributions under the KSOP and disability insurance benefits. We have estimated the amounts of compensation payable to each named executive under a variety of termination circumstances, including: early retirement, involuntary termination not for cause, termination for cause, termination following a change of control and in the event of the death of the executive.

Since a variety of factors might affect the nature and amount of any benefits payable upon the events discussed below, actual amounts may vary from what we have projected.

Regardless of the manner in which a named executive’s employment terminates, he may be entitled to receive amounts earned during his term of employment. Such amounts include:

•	option or stock award grants made pursuant to the 1999 Plan or 2004 Plan that vest through the most recently completed fiscal year;

•	amounts contributed under the KSOP and the Corporation’s non-qualified deferred compensation plans;

•	amounts accrued and vested through the Corporation’s SERP would be payable as benefits for the life of the executive beginning at age 62; and

•	cash surrender value of life insurance would be payable.

In the event of an involuntary termination without cause, he would receive severance payments outlined in the respective employment agreement.

Payments Made Upon Retirement

In the event of the retirement of a named executive, in addition to the items identified above:

•	for options granted under the 1999 Plan, he will retain vested options for up to five years after normal retirement at age 62 and ninety (90) days after early retirement; and

•	for options granted under the 2004 Plan, he will retain vested options for the remainder of the outstanding ten-year term.

Payments Made Upon Death or Disability

In the event of the death or disability of a named executive, in addition to the benefit payments made upon termination or retirement, the named executive or his beneficiaries will receive benefits under the Corporation’s disability plan or executive life insurance plan, as appropriate. In addition, if the named executives had died on December 31, 2009, the survivors of Messrs. Mendez, Buzzo and Lilly would have received projected amounts of $848,451, $716,020, and $460,222, respectively, from the proceeds of individual split dollar life insurance policies on each of these three named executives included in the “Summary of All Other Compensation Table” on page 19. The estimated amounts payable to the beneficiaries are derived by reflecting a deduction for repayment to the Corporation of the cash surrender value of the split dollar life insurance policies and distribution of 80% of the face value of any remaining insurance proceeds to the respective beneficiaries and 20% to the Corporation.

Payments Made Upon a Change of Control

The Corporation has entered into employment agreements with each of the named executives, which agreements include change of control provisions. Pursuant to these agreements, if an executive’s employment is terminated following a change of control (other than a termination by the Corporation for cause) or if the executive terminates his employment in certain circumstances defined in the agreement, in addition to the benefits listed under the heading “Payments Made Upon Termination”, the named executive will receive a severance payment consisting of 2.0 to 2.99 times current salary.

The employment agreements for Messrs. Mendez, Buzzo, Lilly, Brown, and Mills are substantially similar. The form of the agreements was filed as an Exhibit to the Corporation’s Form 8-K filed on December 16, 2008.

Generally, pursuant to these agreements, a change of control is defined as:

(i) A change in ownership of the Corporation when one person (or a group) acquires stock that, when combined with stock previously owned, controls more than 50% of the value or voting power of the stock of the Corporation.

(ii) A change in the effective control of the Corporation on the date that, during any 12-month period, either (1) any person (or group) acquires stock possessing 30% of the voting power of the Corporation, or (2) a majority of the members of the Board of Directors is replaced by persons whose appointment or election is not endorsed by a majority of the incumbent Board.

(iii) A change in ownership of a substantial portion of the assets of the Corporation when a person (or a group) acquires, during any 12-month period, assets of the Corporation having a total gross fair market value equal to 40% or more of the total gross fair market value of all of the Corporation’s assets.

	Salary &	Nonqualified			Executive
	Benefits	Def Comp(4)	SERP		Life Ins(6)		Total

John M. Mendez
If early retirement occurred at Dec. 31, 2009	$—	$185,307	$80,000	(1,5)	$19,186		$284,493
If retirement occurred at Dec. 31, 2009	—	185,307	80,000	(2,5)	19,186		284,493
If termination for cause occurred at Dec. 31, 2009	—	185,307	—		19,186		204,493
If termination without cause occurred at Dec. 31, 2009	994,647	185,307	80,000	(1,5)	19,186		1,279,140
If “change in control” termination occurred at Dec. 31, 2009	1,174,777	185,307	559,745	(4)	19,186		1,939,015
If disability occurred at Dec. 31, 2009	1,218,258	185,307	80,000	(1,5)	19,186		1,502,751
If death occurred at Dec. 31, 2009(3)	—	185,307	80,000	(1,5)	983,000	(4)	1,248,307
David D. Brown
If early retirement occurred at Dec. 31, 2009	$—	$—	$7,267	(1,5)	$—		$7,267
If retirement occurred at Dec. 31, 2009	—	—	80,000	(2,5)	—		80,000
If termination for cause occurred at Dec. 31, 2009	—	—	—		—		—
If termination without cause occurred at Dec. 31, 2009	209,935	—	7,267	(1,5)	—		217,202
If “change in control” termination occurred at Dec. 31, 2009	270,000	—	15,691	(4)	—		285,691
If disability occurred at Dec. 31, 2009	3,228,008	—	7,267	(1,5)	—		3,235,275
If death occurred at Dec. 31, 2009(3)	—	—	7,267	(1,5)	338,000	(4)	345,267
Robert L. Buzzo
If early retirement occurred at Dec. 31, 2009	$—	$100,861	$60,340	(1,5)	$23,905		$185,106
If retirement occurred at Dec. 31, 2009	—	100,861	67,475	(2,5)	23,905		192,241
If termination for cause occurred at Dec. 31, 2009	—	100,861	—		23,905		124,766
If termination without cause occurred at Dec. 31, 2009	556,892	100,861	60,340	(1,5)	23,905		741,998
If “change in control” termination occurred at Dec. 31, 2009	651,222	100,861	582,329	(4)	23,905		1,358,317
If disability occurred at Dec. 31, 2009	619,711	100,861	60,340	(1,5)	23,905		804,817
If death occurred at Dec. 31, 2009(3)	—	100,861	60,340	(1,5)	545,000	(4)	706,201
E. Stephen Lilly
If early retirement occurred at Dec. 31, 2009	$—	$79,360	$28,609	(1,5)	$1,962		$109,931
If retirement occurred at Dec. 31, 2009	—	79,360	75,903	(2,5)	1,962		157,225
If termination for cause occurred at Dec. 31, 2009	—	79,360	—		1,962		81,322
If termination without cause occurred at Dec. 31, 2009	599,892	79,360	28,609	(1,5)	1,962		709,823
If “change in control” termination occurred at Dec. 31, 2009	702,650	79,360	162,111	(4)	1,962		946,083
If disability occurred at Dec. 31, 2009	1,555,846	79,360	28,609	(1,5)	1,962		1,665,777
If death occurred at Dec. 31, 2009(3)	—	79,360	28,609	(1,5)	588,000	(4)	695,969
Gary R. Mills
If early retirement occurred at Dec. 31, 2009	$—	$45,490	$21,368	(1,5)	$4,221		$71,079
If retirement occurred at Dec. 31, 2009	—	45,490	80,000	(2,5)	4,221		129,711
If termination for cause occurred at Dec. 31, 2009	—	45,490	—		4,221		49,711
If termination without cause occurred at Dec. 31, 2009	265,435	45,490	21,368	(1,5)	4,221		336,514
If “change in control” termination occurred at Dec. 31, 2009	344,000	45,490	67,176	(4)	4,221		460,887
If disability occurred at Dec. 31, 2009	2,632,229	45,490	21,368	(1,5)	4,221		2,703,308
If death occurred at Dec. 31, 2009(3)	—	45,490	21,368	(1,5)	430,000	(4)	496,858

(1)	Annual payment deferred to age 60.

(2)	Annual payment; presumed to be 62 on Dec. 31, 2009.

(3)	Payment to beneficiary upon death of NEO.

(4)	Presumes lump sum payout.

(5)	Represents an annuity payable over the life of the NEO at a reduced amount beginning at age 60, a larger amount beginning at age 62 or for 10 years certain to a named beneficiary in event of death.

(6)	Other than the life insurance proceeds payable upon death, presumed at Dec. 31, 2009, the other amounts listed under “Executive Life Ins” represent Cash Surrender Value.

2009 NON-MANAGEMENT DIRECTORS’ COMPENSATION

The compensation and benefit package for non-management directors is intended to fairly compensate directors for work required for the Corporation and to align the directors’ interests with the long term interests of stockholders. The compensation package for the directors is simple, direct and easy to understand from a stockholder perspective. The table below indicates that non-management directors’ compensation includes the following:

Cash Compensation.

During 2009, non-employee members of the Board of Directors received a retainer of $700 per month. Audit Committee members received a retainer fee of $1,500 per quarter ($2,000 for Chairman). Members of the Executive Committee also receive a fee of $250 per meeting unless held in conjunction with monthly Board meetings, in which case no committee fee is paid. Members of the Governance and Nominating Committee receive a fee of $200 per meeting. Members of the Compensation and Retirement Committee receive a fee of $250 per meeting unless held in conjunction with monthly Board meetings, in which case no committee fee is paid. Non-management directors are reimbursed for travel or other expenses incurred for attendance at Board and committee meetings. Director Mendez, the Corporation’s CEO, receives no Board compensation for service on the Board or committees.

Deferral of Cash Compensation.

Directors are permitted on an annual basis, prior to the beginning of each calendar year, to choose to elect to defer Board and committee fees to a non-qualified deferred compensation plan established solely for that purpose. Each director electing to defer fees is responsible for the investment of such deferrals and the Corporation does not provide either a preferential investment or interest rate for such deferred compensation. Each director, who has deferred any such compensation, has the ability to access such deferred compensation upon retirement from active Board service.

Stock Options.

In addition, non-management directors participate in the 2001 Directors’ Stock Option Plan (the “directors’ option plan”). The directors’ option plan was designed to facilitate and encourage investment in the Corporation and for directors to become more closely aligned with the long term interests of stockholders. Non-employee directors have each been granted options to purchase a total 6,050 shares of Common Stock. The outstanding options exercisable at December 31, 2009 by non-management directors were 24,200 shares. The exercise price of each option is the market value of a share of Common Stock on the date of grant adjusted for stock dividends. The options are fully vested and must be exercised within 10 years of grant or two years following the director’s retirement, whichever occurs first. Presuming all directors continue as Board members, these options are scheduled to expire in 2011 with the exception of those granted to Mr. Johnson in 2008.

Directors’ Supplemental Retirement Plan.

FCBI established a Directors’ Supplemental Retirement Plan (“directors’ SERP” or “plan”) for its non-management directors in 2001. In 2003, as part of its acquisition of The Commonwealth Bank (“Commonwealth”), the Corporation assumed responsibility for administration of a similar plan for the benefit of Director Hall and other former directors and officers of Commonwealth. These plans provide for a benefit upon retirement from Board service at specified ages depending upon length of service. Benefits under the directors’ SERP become payable at age 70, 75 and 78 depending upon the individual director’s age and original date of election to the Board. Benefits payable under these plans vary based on the age of the director at the date of implementation of the plan.

In connection with the directors’ SERP, the Corporation has also entered into Life Insurance Endorsement Method Split Dollar Agreements (the “agreements”) with certain directors covered under the directors’ SERP. Under the agreements, the Corporation shares 80% of death benefits (after recovery of cash surrender value) with the designated beneficiaries of the directors under life insurance contracts referenced in the directors’ SERP. The Corporation as owner of the policies retains a 20% interest in life proceeds and a 100% interest in the cash surrender value of the policies.

The directors’ SERP also contains provisions for change of control, as defined, which allows the directors to retain benefits under the plan in the event of a termination of service, other than for cause, during the twelve months prior to a change in control or anytime thereafter, unless the director voluntarily terminates his service within 90 days following the change in control.

Insurance.

FCBI provides liability insurance for its directors and officers as well as indemnification agreements. The annual cost of the directors and officers insurance is approximately $25,000 and the coverage currently extends until May 10, 2010.

No Other Compensation.

Non-management directors do not receive any other cash or equity compensation except as set forth above.

Director Compensation Table

The following table summarizes non-management director compensation for fiscal year 2009.

					Change in
					Pension Value
					and
	Fees				Non-qualified
	Earned			Non-Equity	Deferred
	or Paid in	Stock	Option	Incentive Plan	Compensation	All Other
Name	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total

Franklin P. Hall	$29,200	$—	$—	$—	$28,807	$—	$58,007
Allen T. Hamner	20,350	—	—	—	120,051	—	140,401
Richard S. Johnson	26,600	—	—	—	—	—	26,600
I. Norris Kantor	24,850	—	—	—	7,007	—	31,857
A. A. Modena	14,250	—	—	—	5,831	—	20,081
Robert E. Perkinson, Jr.	29,750	—	—	—	37,172	—	66,922
William P. Stafford	22,400	—	—	—	1,777	—	24,177
William P. Stafford, II	25,950	—	—	—	38,485	—	64,435

Information on Stock Ownership

The following table includes the stock-based holdings at December 31, 2009 of significant stockholders having beneficial ownership greater than 5%, our directors and the named executives, and our directors and executive officers as a group.

	Amount and
	Nature
	of Beneficial	Percent of
	Ownership as of	Common
Name and Address of Beneficial Owner or Number of Persons in Group	December 31, 2009	Stock

Wellington Management Company, LLP	1,573,199	8.86%
75 State Street, Boston, MA 02109
The H. P. & Anne S. Hunnicutt Foundation(1)	1,222,100	6.88%
P.O. Box 309, Princeton, WV 24740
The Corporation’s Directors and Named Executive Officers:
David D. Brown(2)	10,186	*
Robert L. Buzzo(3)	52,984	*
Franklin P. Hall(4)	38,405	*
Allen T. Hamner(5)(6)	20,025	*
Richard S. Johnson(5)	21,150	*
I. Norris Kantor	28,000	*
E. Stephen Lilly(7)	36,067	*
John M. Mendez(8)	65,009	*
Gary R. Mills(9)	13,987	*
A. A. Modena(5)	29,150	*
Robert E. Perkinson, Jr.(5)(10)	41,704	*
William P. Stafford(11)	247,358	1.39%
William P. Stafford, II	155,675	*
All Directors and Executive Officers as a Group	789,837	4.45%

*	Represents less than 1% of the outstanding shares.

(1)	The H. P. and Anne S. Hunnicutt Foundation (“Foundation”) is a charitable, tax-exempt, private foundation. The Foundation was created by the family of two directors, William P. Stafford and William P. Stafford, II. Neither director holds beneficial ownership of the shares held by the Foundation.

(2)	Includes 336 shares allocated to Mr. Brown’s Employee Stock Ownership and Savings Plan (“KSOP”) account. 1,500 shares have been pledged as security by Mr. Brown.

(3)	Includes 15,995 shares allocated to Mr. Buzzo’s KSOP account. Also includes 35,667 shares issuable upon exercise of currently exercisable options granted under the 1999 Stock Option Plan.

(4)	Includes 2,338 shares issuable upon exercise of currently exercisable options granted under The CommonWealth Bank Option Plan. Also includes 33,212 shares held jointly by Mr. Hall and his wife, and 760 shares held by Mr. Hall’s wife.

(5)	Includes 6,050 shares issuable upon exercise of currently exercisable options granted under the Directors’ Option Plan.

(6)	Includes 4,712 shares held by Mr. Hamner’s wife.

(7)	Includes 2,979 shares allocated to Mr. Lilly’s KSOP account. Also includes 24,807 shares issuable upon exercise of currently exercisable options granted under the 1999 Stock Option Plan.

(8)	Includes 18,870 shares allocated to Mr. Mendez’s KSOP account. Also includes 42,323 shares issuable upon exercise of currently exercisable options granted under the 1999 Stock Option Plan. In addition, 1,151 shares have been pledged as security by Mr. Mendez.

(9)	Includes 2,763 shares allocated to Mr. Mills’ KSOP account. Also includes 9,123 shares issuable upon exercise of currently exercisable options granted under the 1999 Stock Option Plan.

(10)	Includes 2,061 shares held by the Robert E. Perkinson, Sr. Trust, 5,138 shares held by the Robert E. Perkinson, Jr. Trust in which Mr. Perkinson is deemed to share beneficial ownership and 5,938 shares held as agent for Mr. Perkinson’s wife. Mr. Perkinson is co-trustee of the Robert E. Perkinson, Sr. Trust and holds a remainder interest therein with two of his siblings, and he is co-trustee and sole beneficiary of the Robert E. Perkinson, Jr. Trust. In addition, 9,138 shares have been pledged as security by Mr. Perkinson.

(11)	Includes 43,905 shares held by Stafford Farms LLC as to which Mr. Stafford is deemed to share beneficial ownership. Also includes 162,632 shares held jointly by Mr. Stafford and his wife, and 1,901 shares held by Mr. Stafford’s wife.

Related-Person Transactions

Review and Approval of Related-Person Transactions.  We review relationships and transactions in which the Corporation and our directors and executive officers or their immediate family members are participants to determine whether such related parties have a direct or indirect material interest in such transaction. Although these policies are not currently in writing, the Corporation’s in-house counsel is primarily responsible for developing and implementing processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining whether a related person has a direct or indirect material interest in the transaction. Part of this process includes a requirement that each director and executive officer respond to an annual proxy statement questionnaire, which is designed to obtain detailed information regarding the directors and officers, including updated information on their backgrounds, which serves as a basis to determine an individual’s qualifications to continue to serve as a director. Responses to the annual “D&O” questionnaire also provide disclosure of related person transactions. When it is determined that a related person transaction may have occurred, it is then scrutinized to establish whether or not such related person transaction is directly or indirectly material, in which case such transaction is then disclosed in this proxy statement pursuant to SEC requirements.

In the course of reviewing a disclosable related-person transaction, counsel considers:

•	the nature and extent of the related person’s interest in the transaction;

•	the material terms of such transaction, including dollar amount and type;

•	the importance of the transaction to the related person;

•	the importance of the transaction to the Corporation; and

•	any other matters deemed relevant.

If in-house counsel determines that there is a related person transaction to be disclosed, he reviews it with outside counsel with expertise in SEC matters prior to including it in this proxy. No disclosable related person transactions are reported within this proxy statement other than those discussed below.

Related-Person Transactions.  Directors Stafford and Stafford, II are related to a stockholder of an incorporated construction firm, which has on occasion performed construction work for the Corporation. Messrs. Staffords’ relative is neither an officer nor voting stockholder of the construction firm. During 2007 and 2008, the construction firm built a branch office for the Corporation’s subsidiary bank at a cost of $702,437 in 2007 and $594,764 in 2008. The construction firm also performed other work for the Corporation in 2008 and 2009 in the nature of routine repairs and maintenance with total expenditures in each year of $10,850 and $300 respectively. In regard to the branch office construction, the contract for such work was entered into only after completion of a competitive bidding process. These transactions were not deemed to be significant to director Stafford or Stafford, II as they have no financial interest in the construction firm. The Corporation has had occasion to build and improve other office facilities using other construction companies before and since completion of construction of the branch office mentioned above and has determined that this transaction and the other work performed by the construction firm has insignificant importance to both the Corporation and its directors. The amount of such expenditures in each fiscal year was immaterial individually and in the aggregate.

Director Stafford, II serves as a partner of a law firm, which, similar to other firms in other localities, regularly performs legal services each fiscal year for the Corporation. The legal fees paid to this firm in 2009 amounted to $71,180. Mr. Stafford, II performs an insignificant portion of these legal services personally for the Corporation and deems the importance of the relationship with the law firm to be immaterial. The Corporation uses this law firm to a lesser extent than other outside legal counsel and the dollar amounts paid to the law firm are not material.

Director Johnson serves as President of a real estate firm, which previously leased space to the Corporation for a bank branch prior to Mr. Johnson becoming a director. Since the date of Mr. Johnson’s appointment as a director, the prior lease space has been abandoned by the Corporation, but an alternate lease agreement of bank branch space has been executed by the Corporation and the real estate firm since Mr. Johnson’s appointment as a director. The real estate company also has occasion to enter into a credit relationships with our subsidiary bank on the same terms and conditions as other comparable loan customers. The amount of lease payments paid and owed by the Corporation to the real estate firm and the amount of loan payments and any outstanding loan balance due and payable by the real estate firm to our subsidiary bank have been determined to be insignificant from both the perspective of the Corporation and the real estate firm. In addition, any business loans made by First Community Bank to the real estate company were determined to be in the usual course of business, with interest rates and terms no better than loans advanced to similar customers of the Bank.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires First Community’s directors and executive officers, and persons who beneficially own more than ten percent of our Common Stock, to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC. As a practical matter, First Community assists it directors and officers by monitoring and completing and filing Section 16 reports on their behalf. In 2009, based solely upon the review of Forms 3 and 4 and amendments thereto filed in accordance with the instructions and information provided to the Corporation by its officers and directors, First Community’s officers and directors complied in all respects with these reporting requirements.

Report of the Audit Committee

The Audit Committee reviews First Community’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. Dixon Hughes PLLC (Dixon Hughes), our Corporation’s independent auditor for 2009, is responsible for expressing opinions on the conformity of the Corporation’s audited financial statements with generally accepted accounting principles and on the Corporation’s internal control over financial reporting.

In this context, the committee has reviewed and discussed with management and Dixon Hughes the audited financial statements for the year ended December 31, 2009 and Dixon Hughes’ evaluation of the Corporation’s internal control over financial reporting. The committee regularly communicates with Dixon Hughes regarding the matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T as well as other relevant Standards. Dixon Hughes has provided to the committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and the committee has discussed with Dixon Hughes that firm’s independence. The Audit Committee has concluded that Dixon Hughes’ provision of audit and non-audit services to First Community and its affiliates is compatible with Dixon Hughes’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors (and the Board approved) that the audited financial statements for the year ended December 31, 2009 be included in our 2009 Annual Report to Stockholders and out Annual Report on Form 10-K for 2009 for filing with the SEC. This report is provided by the following independent directors, who comprise the Audit Committee.

Robert E. Perkinson, Jr. (Chairman)	Allen T. Hamner
Franklin P. Hall	Richard S. Johnson

Independent Auditor

On behalf of First Community Bancshares, Inc. and it affiliates, the Audit Committee retained Dixon Hughes to audit our consolidated financial statements and our internal control over financial reporting for 2009. In addition, the Audit Committee retained Dixon Hughes, as well as other accounting firms, to provide other auditing and advisory services in 2009. We understand the need for Dixon Hughes to maintain objectivity and independence in its audit of our financial statements and our internal control over financial reporting. To minimize relationships that could appear to impair the objectivity of Dixon Hughes, our Audit Committee has limited the non-audit services that Dixon Hughes provides to us primarily to tax services and merger and acquisition due diligence and integration services. It is the committee’s goal that the fees that the Corporation pays Dixon Hughes for non-audit services should not exceed the audit fees and that goal has been achieved for 2009 and 2008.

The Audit Committee has also adopted policies and procedures for pre-approval of all non-audit work performed by Dixon Hughes. In each case, the committee has also required pre-approval from the committee for any engagement over $10,000. The chair of the committee is authorized to pre-approve any audit or non-audit service on behalf of the committee, provided such decisions are presented to the full committee at its next regularly scheduled meeting.

The aggregate fees billed by Dixon Hughes in 2009 and 2008 for these services were:

	2009	2008

Audit fees	$510,234	$453,631
Audit related fees	18,940	1,500
All other fees	—	—
Tax fees	—	—

In the above table, in accordance with SEC’s rules, “audit fees” are fees paid by First Community to Dixon Hughes for the audit of First Community’s financial statements included in the Annual Report on Form 10-K and for the review of financial statements included in the Quarterly Report on 10-Qs, for the audit of First Community’s internal control over financial reporting with the goal of obtaining reasonable assurance regarding whether or not the effectiveness of the internal control over financial reporting was maintained in all material respects, and for services typically provided by the auditor in connection with statutory and regulatory filings. “Audit related fees” also include merger and acquisition due diligence and audit services, but do not include employee benefit plan audits or “Tax Fees”, neither of which are performed by Dixon Hughes for First Community.

Our Audit Committee has adopted restrictions on our hiring of any Dixon Hughes partner, director, manager, staff, advising member of the department of professional practice, reviewing partner, reviewing tax professional and any other persons having responsibility for providing audit assurance on any aspect of their certification of First Community’s financial statements. These restrictions are contained in the Audit Committee Charter. The committee also requires key Dixon Hughes partners assigned to our audit to be rotated at least every five years.

Representatives of Dixon Hughes are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. The representatives of Dixon Hughes also will be available to respond to appropriate questions the stockholders may have at the meeting.

PROPOSAL 2: AMENDMENT TO THE ARTICLES OF INCORPORATION OF
THE COMPANY TO INCREASE THE AUTHORIZED COMMON STOCK

At the Annual Meeting, stockholders will be asked to consider and approve a proposal to amend the Corporation’s Articles of Incorporation, as amended (“Articles of Incorporation”), to increase the number of shares of authorized common stock, $1.00 par value (the “Common Stock”), from 25,000,000 to 50,000,000. The amendment to increase the number of authorized shares of Common Stock was unanimously approved by the Board of Directors of the Corporation on January 26, 2010.

The Articles of Incorporation currently authorize 25,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. The proposed amendment to the Articles of Incorporation would increase the aggregate number of shares of authorized capital stock by 25,000,000, from 26,000,000 to 51,000,000 shares. If the amendment is authorized by the stockholders, the first sentence of Article FOURTH of the Corporation’s Articles of Incorporation would be amended to read as follows:

“The total number of shares of capital stock that the Corporation has authority to issue is 51,000,000 shares, including Fifty Million (50,000,000) shares of common stock, with a par value of One Dollar ($1.00) per share (hereinafter, the “Common Stock”), and One Million (1,000,000) shares of preferred stock (hereinafter, the “Preferred Stock”), whose par value, voting powers designations, preferences, interest rate, limitations, restrictions and relative rights shall be determined from time to time by resolution of the Board of Directors of the Corporation.”

The Corporation is seeking Stockholder approval to amend its Articles of Incorporation and increase the number of authorized shares of Common Stock for several reasons. First, the Board of Directors has determined that the number of shares of authorized Common Stock should be increased to provide the Corporation with the flexibility to conduct the Corporation’s intended future operations and business strategy, including the issuance, distribution, exchange or reservation of shares of Common Stock for stock dividends, acquisitions, financing, and employee stock compensation plans. Although the Corporation has no present plans, arrangements or understandings with respect to a possible acquisition, newly authorized shares could be used for such purposes. Further, the Board of Directors currently has no specific plans to issue additional Common Stock, except as may be issued pursuant to the Corporation’s stock compensation plan.

Second, under certain circumstances, authorized but unissued shares of Common Stock and Preferred Stock can provide the Board of Directors with a means of discouraging an unsolicited change in control of the Corporation. Considering the current economic climate, the Board of Directors believes that having the flexibility to potentially discourage an unsolicited change in control would be in the best interests of the Corporation and its stockholders. Although the proposed amendment may enable the Board of Directors to issue additional shares of Common Stock in the event of an unsolicited attempt to acquire control of the Corporation as a means of discouraging a hostile acquirer, the Board of Directors has no present intention of using the existing or proposed authorized but unissued Common Stock or the existing authorized but unissued Preferred Stock for such purpose. Further, the Board of Directors is not presently aware of any plans to acquire control of the Corporation.

If stockholders of the Corporation approve the proposed amendment to the Articles of Incorporation, the Corporation will file Articles of Amendment to the Articles of Incorporation of the Corporation with the Secretary of State of the State of Nevada reflecting the increase in authorized capitalization.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE ARTICLES OF INCORPORATION BE AMENDED TO INCREASE THE NUMBER OF AUTHORIZED SHARES
OF COMMON STOCK TO 50,000,000 SHARES.

PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

For purposes of determining whether to select Dixon Hughes as the independent auditor to perform the audit of our financial statements and our internal control over financial reporting for 2010, the Audit Committee conducted a thorough review of Dixon Hughes’ performance. The committee reviewed:

•	Dixon Hughes’ historical and recent performance on the First Community audit, including the quality of the engagement team and the firm’s experience, service level, responsiveness and expertise;

•	the accounting firm’s leadership, management structure, client and employee retention and compliance and ethics programs;

•	the record of the firm compared to other similarly sized and reputable accounting firms in various matters, including regulatory, litigation and accounting matters;

•	the PCOAB report of selected Dixon Hughes’ audits;

•	the appropriateness of fees charged;

•	the firm’s familiarity with First Community’s accounting policies and practices and internal control over financial reporting; and

•	the firm’s role and performance in matters involving the SEC.

During the course of the committee’s review of Dixon Hughes’ performance, company representatives interviewed senior management of Dixon Hughes with respect to certain of the matters listed above. Dixon Hughes has been our independent auditor since 2006. The firm is a registered public accounting firm.

Dixon Hughes’ representatives are expected to attend the 2010 Annual Meeting. They will be available to respond to Stockholder questions and will have an opportunity to make a statement if they desire to do so.

We are asking our stockholders to ratify the selection of Dixon Hughes as our independent auditor. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Dixon Hughes to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. If the selection is ratified, the Audit Committee still has the discretion to select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Corporation and our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF DIXON HUGHES AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

PROPOSAL 4: ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The American Recovery and Reinvestment Act of 2009 (the “ARRA”) was signed into law on February 17, 2009, and imposes significant new requirements for, and restrictions relating to, the compensation arrangements of financial institutions that sold preferred securities to the United States Treasury. These new executive compensation compliance requirements are effective for both new and existing TARP participants during the period that any Treasury Preferred under the TARP remains outstanding pursuant to the TARP CPP, excluding any period in which the U.S. Department of the Treasury only holds warrants to purchase the common stock of the Corporation. The ARRA requires, among other things, that all participants in the TARP permit a non-binding stockholder vote to approve the compensation of the Corporation’s executives, commonly referred to as a “say-on-pay” proposal.

In June 2009, the Corporation, through a public offering, raised sufficient capital that it redeemed in full the outstanding shares of preferred stock held by the United States Treasury. As a result, the Corporation is no longer required to seek an advisory vote on executive compensation. Nevertheless, the Board of Directors has determined that the best way to allow stockholders to vote on the Corporation’s executive pay programs and policies is through this non-binding “say-on-pay” proposal. The Corporation believes that its compensation policies and procedures are strongly aligned with the long term interests of its stockholders. Accordingly, stockholders of the Corporation are being asked to approve the following resolution:

“RESOLVED, that the stockholders approve the compensation of the Corporation’s executives named in the Summary Compensation Table of the Corporation’s Proxy Statement for the 2010 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis and the tabular disclosure regarding named executive compensation (together with the accompanying narrative disclosure) in this Proxy Statement.”

This vote will not be binding on or overrule any decisions by the Corporation’s Board of Directors, will not create or imply any additional fiduciary duty on the part of the Board, and will not restrict or limit the ability of the Corporation’s stockholders to make proposals for inclusion in proxy materials related to executive compensation. However, the Compensation Committee intends to take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE CORPORATION’S NAMED
EXECUTIVE OFFICER COMPENSATION.

ADDITIONAL INFORMATION

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in next year’s proxy statement, Stockholder proposals, submitted in accordance with SEC’s Rule 14a-8, must be received at our principal executive office by November 20, 2010. Proposals should be addressed to Robert L. Buzzo, Secretary, First Community Bancshares, Inc., P.O. Box 989, Bluefield, Virginia 24605-0989.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting

Our by-laws require that any Stockholder proposal that is not submitted for inclusion in the next year’s proxy statement under SEC Rule 14a-8, but is instead sought to be presented directly at the 2011 Annual Meeting, must be received at our principal executive office not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the 2010 Annual Meeting. As a result, proposals, including director nominations, submitted pursuant to these provisions of our bylaws, must be received no sooner than January 27, 2011 and no later than February 28, 2011. Proposals should be addressed to Robert L. Buzzo, Secretary, First Community Bancshares, Inc., P.O. Box 989, Bluefield, Virginia 24605-0989 and include the information set forth in those by-laws, which are posted on our website. SEC rules permit management to vote proxies in its discretion in certain cases if the Stockholder does not comply with this deadline, and in certain other cases regardless of Stockholder’s compliance with this deadline.

Other than proposals properly omitted from this proxy statement pursuant to SEC rules and other matters discussed in this proxy statement, the Board of Directors has not received timely notice of any other matter that may come before the annual meeting.

Solicitation of Proxies

Proxies may be solicited on behalf of the Board of Directors by mail, telephone, and other electronic means or in person. Copies of proxy materials and the 2009 Annual Report will be supplied to brokers, dealers, banks and voting trustees, or their nominees, for the purpose of soliciting proxies from the beneficial owners, and we will reimburse such record holders for their reasonable expenses.

Stockholders of Record Requesting Copies of 2009 Annual Report

Stockholders who own their shares in their individual names (directly) and who have elected not to receive an annual report for a specific account may request that we promptly mail our 2009 Annual Report to that account by writing to First Community Bancshares, Inc. at P. O. Box 989, Bluefield, Virginia 24605, or calling 276-326-9000.

Delivery of Documents to Stockholders Sharing Same Address (Householding)

If you are the beneficial owner, but not the record holder, of shares of First Community Bancshares Stock, your broker, bank or other nominee may only deliver one copy of this proxy statement and our 2009 Annual Report to multiple stockholders at the same address, unless that nominee has received contrary instructions from one or more of the stockholders. We will deliver, upon request, a separate copy of this proxy statement and our 2009 Annual Report to a Stockholder at a shared address to which a single copy of the documents was delivered. A Stockholder desiring to receive a separate copy of the proxy statement and annual report, now or in the future, should submit this request by writing to Broadridge Financial Solutions, Inc. (“Broadridge”), either by calling toll free at (800) 542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Also, beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the same address in the future.

Electronic Access to Proxy Statement and Annual Report

This proxy statement and our Annual Report may be viewed online at www.proxyvote.com. If you are a Stockholder of record, you can elect to access future annual reports and proxy statements electronically by marking the appropriate box on your proxy form or by following the instructions provided if you vote on the internet or by telephone. If you choose electronic access, you will receive a proxy form in mid to late-March providing the website address and your choice will remain in effect until you notify us by mail that you wish to resume delivery of a paper copy of annual reports and proxy by mail. If your stock is held for you by a bank, broker or another holder of record, please refer to the information provided by that entity holding the stock on your behalf for instructions on how to elect the paper option.

Financial and Other Information — Incorporation by Reference

Financial and other information required to be disclosed in this proxy statement is set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Quantitative and Qualitative Disclosures About Market Risk”, “Financial Statements and Supplementary Data”, and “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure”, is hereby incorporated herein by reference.

Appendix A

Independence Guidelines

In accordance with NASDAQ rules, the independence determinations under the guidelines below will be based upon a director’s relationships with First Community Bancshares, Inc. (“FCBI”) during the 36 months preceding the determination (“evaluation period”). For purposes of these guidelines, “family member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

A director will not be independent if the director:

(A) was employed by FCBI during the evaluation period;

(B) accepted or has a family member who accepted any compensation from FCBI in excess of $120,000 during any period of twelve consecutive months within the evaluation period, other than the following;

(i) compensation for Board or committee service;

(ii) compensation paid to a family member who is an employee (other than an executive officer) of FCBI; or

(iii) benefits under a tax qualified retirement plan or non-discretionary compensation.

(C) is a family member of an individual who is employed by FCBI during the evaluation period as an executive officer;

(D) is a family member of an individual who is a partner in or a controlling Stockholder or an executive officer of any organization to which the Corporation made or received payments for property or services that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than payments:

(i) arising solely from investments in FCBI securities; or

(ii) under non-discretionary charitable contribution matching programs.

(E) is or has a family member who is employed as an executive officer of another entity where any of the executive officers of FCBI serve on the compensation committee of such entity; or

(F) is or has a family member who is a current partner of the Corporation’s outside auditor, or was a partner or employee of the Corporation’s outside auditor who worked on the Corporation’s audit during the evaluation period.

In addition to these guidelines, Audit Committee members are also subject to additional more stringent requirements under NASDAQ Rule 5605(c)(2).

First Community Bancshares, Inc. Annual Meeting of Stockholders
11:30 a.m., local time, April 27, 2010
Fincastle Country Club
1000 Country Club Drive
Bluefield, Virginia 24605

Information About Advance Registration for Attending the Meeting

The top portion of your proxy form serves as your admission ticket and it will be required to enter the annual meeting. Upon arrival at the annual meeting you will be asked to present this ticket and appropriate picture identification to enter the meeting.

Attendance at the annual meeting is limited to First Community stockholders, members of their immediate family or their named representative. We reserve the right to limit the number of representatives who may attend the meeting.

A-1

•	If you hold your shares directly with the Corporation and you plan to attend the annual meeting, please follow the instructions on the proxy form, which was included in the mailing from the Corporation.

•	If your shares are held for you by a bank, broker or other institutional account and you wish to attend the annual meeting, please send a meeting registration request containing the information listed below to:

First Community Bancshares, Inc.

P.O. Box 989

Bluefield, Virginia 24605

Please include the following information:

•	Your name and complete mailing address;

•	The name(s) of any family members who will accompany you;

•	If you wish to name a representative to attend the meeting on your behalf, the name, address and telephone number of that individual; and

•	Proof that you own First Community Bancshares, Inc. shares such as a letter from your bank or broker or photocopy of your bank or brokerage account statement.

If you have any questions regarding admission to the annual meeting, please visit our website at www.fcbinc.com or call FCB Shareowner Services at (800) 425-0839.

Attendance at First Community Bancshares, Inc.’s Annual Meeting will be limited to persons presenting an admission ticket and picture identification. To obtain an admission ticket, please follow the instructions above.

Voting in Person at the Meeting

We encourage stockholders to submit proxies in advance of the annual meeting by telephone, internet or mail. Alternatively, stockholders may also vote in person at the meeting or may execute a proxy to vote for them at the meeting. If your shares are held for you by a broker, bank or other institution, you must obtain a proxy from that entity and bring it with you to deliver your ballot, in order to be able to vote your shares at the meeting.

A-2

P.O. BOX 989 BLUEFIELD, VA 24605-0989 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 NAME THE COMPANY NAME INC. — COMMON THE COMPANY NAME INC. — CLASS A THE COMPANY NAME INC. — CLASS B THE COMPANY NAME INC. — CLASS C THE COMPANY NAME INC. — CLASS D THE COMPANY NAME INC. — CLASS E THE COMPANY NAME INC. — CLASS F THE COMPANY NAME INC. — 401 K 1 OF 2 1 1 VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CONTROL # 000000000000 SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY 0000000000 02 For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Allen T. Hamner 02 Richard S. Johnson 03 John M. Mendez For Against Abstain The Board of Directors recommends you vote FOR the following proposal(s): 2 To approve an amendment to the Articles of Incorporation of the Corporation to increase the number of authorized common shares. 3 The ratification of Dixon Hughes PLLC as independent registered public accountants. 4 To approve, on a non-binding advisory basis, the Corporation’s executive compensation. 5 To transact such other business as may properly come before the meeting or any adjournment thereof. NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3, 4 and 5. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion. 0000044826_1 R2.09.05.010 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnershi p name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date JOB # Signature (Joint Owners) SHARES CUSIP # SEQUENCE # Date

ADMISSION TICKET You are cordially invited to attend the annual meeting of shareholders of First Community Bancshares, Inc. to be held on Tuesday, April 27, 2010 at 11:30 a.m. at Fincastle Country Club, 1000 Country Club Drive, Bluefield, Virginia. You should present the top portion of this card as your admission ticket, and a form of personal identification, in order to gain admittance to the meeting. This ticket admits only the share ho lder(s) listed on the reverse side and one guest, and is not transferable. If shares are held in the name of a broker, trust, bank or other nominee, you should bring with you a proxy or letter from your broker, trustee, bank or nominee confirming your beneficial ownership of the shares. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com. FIRST COMMUNITY BANCSHARES, INC. This proxy is solicited on behalf of the Board of Directors Annual Meeting of Shareholders April 27, 2010 The undersigned appoints Samuel G. Hill and Jeffery L. Farmer, or either of them proxies to vote all shares of stock which the undersigned is entitled to vote at the annual meeting of shareholders of First Community Bancshares, Inc., to be held April 27, 2010 or at any adjournment thereof, or on the matter as set forth in the Proxy Statement and on all matters properly presented at the meeting. This instruction and proxy card is also solicited by the Board of Directors of First Community Bancshares, Inc. (“FCBI”) for persons who participate in the FCBI Employee Stock Ownership and Savings Plan. By signing this instruction and proxy card, or by phone or internet, the undersigned hereby instructs First Community Bank, N. A. the trustee of the Plan named above, to exercise the voting rights relating to any shares of Common Stock of FCBI allocable to his or her account(s) as of March 1,2010. The trustee will tabulate the votes received from all participants by April 23, 2010, and shall vote the shares of FCBI Common Stock for which it does not receive voting instruction in the same proportion as the shares voted under the Plan pursuant to instruction. Proxies will be voted as directed. In the absence of specific direction, signed proxies will be voted in accordance with the recommendations of the Board of Directors. Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
FIRST COMMUNITY BANCSHARES, INC.
P.O. BOX 989
BLUEFIELD, VA 24605-0989
Investor Address Line 1 1 Investor Address Line 2 15 12
Investor Address Line 3 OF Investor Address Line 4 Investor Address Line 5 2 John Sample 1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1
Meeting Information
Meeting Type: Annual Meeting For holders as of: March 01, 2010
Date: April 27, 2010 Time: 11:30 AM EST Location: Fincastle Country Club 1000 Country Club Drive Bluefield, Virginia
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
B A R
C O D E
Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Form 10-K
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BYTELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2010 to facilitate timely delivery. To facilitate timely delivery please make the request as instructed above on or before
How To Vote
Please Choose One of The Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Internal Use Only

Voting items
The Board of Directors recommends that
you vote FOR the following:
1. Election of Directors
|
Nominees
01 Allen T. Hamner 02 Richard S. Johnson 03 John M. Mendez
The Board of Directors recommends you vote FOR the following proposal(s):
2 To approve an amendment to the Articles of Incorporation of the Corporation to increase the number of authorized common shares.
3 The ratification of Dixon Hughes PLLC as independent registered public accountants. 4 To approve, on a non-binding advisory basis, the Corporation’s executive compensation. 5 To transact such other business as may properly come before the meeting or any adjournment thereof.
NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3, 4 and 5. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.
00000444863 R2.09.05.010
0000 0000 0000
B A R C O D E
Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved
for
Broadridge
Internal
Control
Information
NAME
THE COMPANY NAME INC. — COMMON 123,456,789,012.12345
THE COMPANY NAME INC. — CLASS A 123,456,789,012.12345
THE COMPANY NAME INC. — CLASS B 123,456,789,012.12345
THE COMPANY NAME INC. — CLASS C 123,456,789,012.12345
THE COMPANY NAME INC. — CLASS D 123,456,789,012.12345
THE COMPANY NAME INC. — CLASS E 123,456,789,012.12345
THE COMPANY NAME INC. — CLASS F 123,456,789,012.12345
THE COMPANY NAME INC. — 401 K 123,456,789,012.12345
00000444864 R2.09.05.010
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE
Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. P.O. BOX 989 BLUEFIELD, VA 24605 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M21186-P90996 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FIRST COMMUNITY BANCSHARES, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends that you number(s) of the nominee(s) on the line below. vote FOR the following: Vote on Directors 0 0 0 1. Election of Directors Nominees: 01) Allen T. Hamner 02) Richard S. Johnson 03) John M. Mendez Vote on Proposals For Against Abstain The Board of Directors recommends you vote FOR the following proposals: 2. To approve an amendment to the Articles of Incorporation of the Corporation to increase the number of authorized common shares. 0 0 0 3. To ratify the appointment of Dixon Hughes PLLC as the Corporation’s independent registered public accountants. 0 0 0 4. To approve, on a non-binding advisory basis, the Corporation’s executive compensation program for fiscal 2009. 0 0 0 5. To transact such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

ADMISSION TICKET Your are cordially invited to attend the annual meeting of stockholders of First Community Bancshares, Inc. to be held on Tuesday, April 27, 2010 at 11:30 a.m. at Fincastle Country Club, 1000 Country Club Drive, Bluefield, Virginia. You should present the top portion of this card as your admission ticket, and a form of personal identification, in order to gain admittance to the meeting. This ticket admits only the stockholder(s) listed on the reverse side and one guest, and is not transferable. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and the Report on Form 10-K are available at www.proxyvote.com. M21187-P90996 FIRST COMMUNITY BANCSHARES, INC. This proxy is solicited on behalf of the Board of Directors Annual Meeting of Stockholders April 27, 2010 The undersigned appoints Samuel G. Hill and Jeffery L. Farmer, or either of them, proxies to vote all shares of stock which the undersigned is entitled to vote at the annual meeting of stockholders of First Community Bancshares, Inc., to be held April 27, 2010 or at any adjournment thereof, or on the matter as set forth in the Proxy Statement and on all matters properly presented at the meeting. This instruction and proxy card is also solicited by the Board of Directors of First Community Bancshares, Inc. (“FCBI”) for persons who participate in the FCBI Employee Stock Ownership and Savings Plan (“Plan”). By signing this instruction and proxy card, or by phone or internet, the undersigned hereby instructs First Community Bank, N. A., the trustee of the Plan named above, to exercise the voting rights relating to any shares of Common Stock of FCBI allocable to his or her account(s) as of March 1, 2010. The trustee will tabulate the votes received from all participants by April 23, 2010, and shall vote the shares of FCBI Common Stock as directed. In the event any participant in the Plan does not provide voting directions, the Trustee of the Plan shall vote such shares as the Trustee, in its sole discretion shall deem appropriate. Proxies will be voted as directed. In the absence of specific direction, signed proxies will be voted in accordance with the recommendations of the Board of Directors and, in the discretion of the proxy holders upon such other matters as may properly come before the meeting. Continued and to be signed on reverse side

*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Annual Stockholder Meeting Information FIRST COMMUNITY BANCSHARES, INC. For stockholders as of: March 1, 2010 Date: April 27, 2010 Time: 11:30 a.m. EDT Location: Fincastle Country Club 1000 Country Club Drive Bluefield, Virginia 24605 You are receiving this communication because you hold shares in the above named company. P.O. BOX 989 This is not a ballot. You cannot use this notice to vote BLUEFIELD, VA 24605 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request electronic or paper copies of these materials and our 2009 Annual Report on Form 10-K (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials P90996 before voting. See the reverse side of this notice to obtain M21202- proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT ON FORM 10-K 3. FORM OF PROXY How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2010 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: All persons attending the Annual Meeting must present an admission ticket and picture identification. P90996 Please check the proxy materials for specific instructions on the admission ticket and attending and voting at the Annual Meeting. Vote By Internet: To vote by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and M21203- follow the instructions to vote the shares by submitting a proxy via the Internet. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees: 01) Allen T. Hamner 02) Richard S. Johnson 03) John M. Mendez The Board of Directors recommends you vote FOR the following proposals: 2. To approve an amendment to the Articles of Incorporation of the Corporation to increase the number of authorized common shares. 3. To ratify the appointment of Dixon Hughes PLLC as independent registered public accountants. 4. To approve, on a non-binding advisory basis, the Corporation’s executive compensation. 5. To transact such other business as may properly come before the meeting or any adjournment thereof. This is not a ballot or proxy. You cannot use this notice to vote these shares. P90996 - M21204